PRELIMINARY TERM SHEET

Renaissance Mortgage Acceptance Corp. 2004-1 Home Equity Loan Asset-Backed Certificates, Series 2004-1 $[542,300,000] Offered Certificates (approximate)

Delta Funding Corporation (Originator) Renaissance Mortgage Acceptance Corp. (Depositor)

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Structure Overview – Offered Certificates

To 10% Optional Termination
Class	Approx. Size ($) (1)(2)	Type	Bmark	Est. WAL(5) (yrs)	Est. Prin. Window(5) (mos)	Expected Final Maturity(5)	Stated Final Maturity(6)	Expected Ratings (S&P/Moody’s/Fitch)
AV-1	247,094,000	Senior	1mL	2.96	1-100	July 2012	May 2034	AAA/Aaa/AAA
AV-2	100,000,000	Senior / Sequential	1mL	1.10	1-25	Apr 2006	May 2034	AAA/Aaa/AAA
AV-3	102,531,000	Senior / Sequential	1mL	4.78	25-100	July 2012	May 2034	AAA/Aaa/AAA
M-1	33,000,000	Subordinate	1mL	5.54	38-100	Jul 2012	May 2034	AA/Aa2/AA
M-2	28,875,000	Subordinate	1mL	5.53	37-100	Jul 2012	May 2034	A/A2/A
M-3	9,625,000	Subordinate	1mL	5.52	37-100	Jul 2012	May 2034	A-/A3/A-
M-4	8,250,000	Subordinate	1mL	5.52	37-100	Jul 2012	May 2034	BBB+/Baa1/BBB+
M-5	6,875,000	Subordinate	1mL	5.52	37-100	Jul 2012	May 2034	BBB/Baa2/BBB
M-6	6,050,000	Subordinate	1mL	5.30	37-100	Jul 2012	May 2034	BBB-/Baa3
A-IO-1 (3)	Notional	Interest Only Senior	N/A	N/A	N/A	N/A	N/A	AAA/Aaa/AAA
A-IO-2 (4)	Notional	Interest Only Senior	N/A	N/A	N/A	N/A	N/A	AAA/Aaa/AAA

To Maturity
Class	Approx. Size ($) (1)(2)	Type	Bmark	Est. WAL(5) (yrs)	Est. Prin. Window(5) (mos)	Expected Final Maturity(5)	Stated Final Maturity(6)	Expected Ratings (S&P/Moody’s/Fitch)
AV-1	247,094,000	Senior	1mL	3.20	1-215	Feb 2022	May 2034	AAA/Aaa/AAA
AV-2	100,000,000	Senior / Sequential	1mL	1.10	1-25	Apr 2006	May 2034	AAA/Aaa/AAA
AV-3	102,531,000	Senior / Sequential	1mL	5.24	25-215	Feb 2022	May 2034	AAA/Aaa/AAA
M-1	33,000,000	Subordinate	1mL	6.09	38-178	Jan 2019	May 2034	AA/Aa2/AA
M-2	28,875,000	Subordinate	1mL	6.02	37-163	Oct 2017	May 2034	A/A2/A
M-3	9,625,000	Subordinate	1mL	5.92	37-141	Dec 2015	May 2034	A-/A3/A-
M-4	8,250,000	Subordinate	1mL	5.82	37-130	Jan 2015	May 2034	BBB+/Baa1/BBB+
M-5	6,875,000	Subordinate	1mL	5.65	37-116	Nov 2013	May 2034	BBB/Baa2/BBB
M-6	6,050,000	Subordinate	1mL	5.30	37-100	Jul 2012	May 2034	BBB-/Baa3
A-IO-1 (3)	Notional	Interest Only Senior	N/A	N/A	N/A	N/A	N/A	AAA/Aaa/AAA
A-IO-2 (4)	Notional	Interest Only Senior	N/A	N/A	N/A	N/A	N/A	AAA/Aaa/AAA

Fixed Rate Mortgage Loans	[23]% HEP
Adjustable Rate Mortgage Loans	[28]% CPR

(1)

Certificate sizes are subject to a variance of +/- 5%.

(2)

Certificate sizes are subject to final rating agency approval.

(3)

The Class A-IO-1Certificates are a class of interest-only certificates and are not entitled to any principal payments.  The interest rates for the Class A-IO-1 Certificates are as set forth in the Class A-IO-1 Notional Schedule herein.   The Class A-IO-1 Certificates will accrue interest on a notional amount equal to the lesser of  (i) the applicable amount as set forth in the Class A-IO-1 Notional Schedule herein and (ii) the aggregate principal balance of the Mortgage Loans.  The Class A-IO-1 Certificates will not receive any payments after the [12th] Distribution Date.

(4)

The Class A-IO-2Certificates are a class of interest-only certificates and are not entitled to any principal payments.  The interest rates for the Class A-IO-2 Certificates are as set forth in the in the Class A-IO-2 Notional Schedule herein.   The Class A-IO-2 Certificates will accrue interest on a notional amount equal to the lesser of  (i) the applicable amount as setforth in the Class A-IO-2 Notional Schedule herein and (ii) the aggregate principal balance of the Mortgage Loans.  The Class A-IO-2 Certificates will not receive any payments after the [24th] Distribution Date.

(5)

Calculated based on the Pricing Speed

(6)

The legal final maturity date was determined by adding one month to the latest maturity date of the Mortgage Loans expected to be acquired by the Trust.

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation and its affiliates. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Transaction Summary
Transaction:	Home Equity Loan Asset-Backed Certificates, Series 2004-1.
Certificates Offered:

The “Class A or Senior Certificates” will consist of the Class AV-1, Class AV-2, AV-3, Class A-IO-1 and Class A-IO-2 Certificates. The “Subordinate Certificates” will consist of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Offered Certificates.”

Issuer:	Renaissance Mortgage Acceptance Corp. 2004-1.
Originator:	Delta Funding Corporation.
Servicer:	Ocwen Federal Bank FSB.
Servicer Fee:

With respect to each Distribution Date, the Servicer will be entitled to a fee equal to 1/12 of the applicable percentage set forth below times the aggregate principal balance of the Mortgage Loans (the “Servicing Fee”), plus any reimbursable amounts.

Distribution Date

Servicing Fee

1-10

0.30%

11-24

0.40%

25-36

0.50%

37+

0.65%

Trustee/Custodian:	Wells Fargo Bank, National Association (“Wells Fargo”).
Trustee Fee:	With respect to each Distribution Date, the Trustee will be entitled to a fee equal to 1/12 of 0.012% of the aggregate principal balance of the Mortgage Loans (the “Trustee Fee”).
Lead Underwriter:	Citigroup Global Markets Inc.
Co-Manager:	Greenwich Capital Markets, Inc.
Pricing Date:	March 10, 2004
Settlement Date:	March 30, 2004
Record Date:

For the Offered Certificates (other than the Class A-IO-1 and Class A-IO-2 Certificates), the Business Day immediately preceding the Distribution Date. For the Class A-IO-1 and Class A-IO-2 Certificates, the last business day of the month preceding the month in which such Distribution Date occurs.

Distribution Date:	For the Offered Certificates, the 25th of each month, or the next succeeding Business Day (First Payment Date: April 26, 2004).

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Transaction Summary
Cut-Off Date:

For each Mortgage Loan in the mortgage pool on the Closing Date, the later of (i) the origination date of the Mortgage Loan or (ii) March 1, 2004.  For each Mortgage Loan subsequently acquired by the trust with funds from the Pre-Funding Account, the later of (i) the origination date of such Mortgage Loan or (ii) the first day of the month in which such Mortgage Loan was acquired.

Statistical Calculation Date:	March 1, 2004.
Interest Accrual Period:

The interest accrual period with respect to the Offered Certificates (Other than the Class A-IO-1and Class A-IO-2 Certificates) for a given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

The interest accrual period for the Class A-IO-1 and Class A-IO-2 Certificates with respect to any Distribution Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day months).

Accrued Interest:

The Offered Certificates (other than the Class A-IO-1 and Class A-IO-2 Certificates) will settle with no accrued interest.  The Class A-IO-1 and Class A-IO-2 Certificates will settle with accrued interest.  The price to be paid by investors for the Class A-IO-1 and Class A-IO-2 Certificates will include accrued interest from March 1, 2004, up to, but not including, the Settlement Date.

Delay Days:	0 days on the Offered Certificates (other than the Class A-IO-1 and Class A-IO-2 Certificates). 24 days on the Class A-IO-1 and Class A-IO-2 Certificates.
Rating Agencies:

With respect the Offered Certificates (other than the Class M-6 Certificates), Standard and Poor’s Rating Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”). With respect to the Class M-6 Certificates, S&P and Moody’s.

Expected Ratings:

It is anticipated that the Offered Certificates will be rated as follows:

Ratings

Class

(S&P/Moody’s/Fitch)

AV-1

AAA/Aaa/AAA

AV-2

AAA/Aaa/AAA

AV-3

AAA/Aaa/AAA

A-IO-1

AAA/Aaa/AAA

A-IO-2

AAA/Aaa/AAA

M-1

AA/Aa2/AA

M-2

A/A2/A

M-3

A-/A3/A-

M-4

BBB+/Baa1/BBB+

M-5

BBB/Baa2/BBB

M-6

BBB-/Baa3

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Transaction Summary
Initial and Additional Mortgage Loans:

As of March 1, 2004, the aggregate scheduled principal balance of the mortgage loans described herein will be approximately $279,922,393, consisting of approximately (i) $224,417,638 of fixed-rate Mortgage Loans (the “Initial Fixed-Rate Mortgage Loans”) and (ii) approximately $55,504,755 of adjustable-rate Mortgage Loans (the “Initial Adjustable-Rate Mortgage Loans,” and together with the Initial Fixed-Rate Mortgage Loans, the “Initial Mortgage Loans”).  See attached collateral descriptions for more information.

On or prior to the Closing Date, approximately $135,077,607 of additional mortgage loans having similar characteristics to the Initial Mortgage Loans will be added to the trust, consisting of (i) approximately $108,293,578 of additional fixed-rate Mortgage Loans (the “Additional Fixed-Rate Mortgage Loans”) and (ii) approximately $26,784,029 of additional adjustable-rate Mortgage Loans (the “Additional Adjustable-Rate Mortgage Loans,” and together with the Additional Fixed-Rate Mortgage Loans, the “Additional Mortgage Loans”).  On the Closing Date, the Initial Mortgage Loans and the Additional Mortgage Loans will be the “Closing Date Mortgage Loans.”

Pre-Funding:

On the Closing Date, the Trust will deposit no more than $135,000,000 (the “Pre-Funding Amount”) into an account (the “Pre-Funding Account”).  Funds on deposit in the Pre-Funding Account will be used from time to time to acquire subsequent mortgage loans during the Pre-Funding Period, consisting of (i) approximately $108,231,359 of subsequent fixed-rate Mortgage Loans (the “Subsequent Fixed-Rate Mortgage Loans”) and (ii) approximately $26,768,641 of subsequent adjustable-rate Mortgage Loans (the “Subsequent Adjustable-Rate Mortgage Loans,” and together with the Subsequent Fixed-Rate Mortgage Loans, the “Subsequent Mortgage Loans”).  It is expected that the composition and characteristics of the Subsequent Mortgage Loans will be similar to those of the Closing Date Mortgage Loans in all material respects.

Although the Pre-Funding Amount is not expected to exceed $135,000,000, the maximum Pre-Funding Amount may equal up to 25% of the sum of the aggregate principal balance of the Closing Date Mortgage Loans and aggregate principal balance of the Subsequent Mortgage Loans.

The “Pre-Funding Period” commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $10,000 and (ii) April 30, 2004.

To the extent that the Trust does not fully use amounts on deposit in the Pre-Funding Account to purchase Subsequent Mortgage Loans by April 30, 2004, the Trust will apply the remaining amounts as a prepayment of principal to the Class A Certificates on the Distribution Date in May 2004.  Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Class A Certificates from amounts in the Pre-Funding Account.

Clearing:	DTC, Euroclear or Clearstream
SMMEA Eligibility:	The Offered Certificates will NOT constitute “mortgage related securities” for purposes of SMMEA.
ERISA Eligibility:	The Offered Certificates are expected to be ERISA eligible.
Minimum Denominations:	$25,000 and integral multiples of $1 in excess thereof.
Tax Status:	It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Transaction Summary
Adjusted Net Mortgage Rate:	The “Adjusted Net Mortgage Rate” for each Mortgage Loan is equal to the loan rate less the sum of (i) the Servicing Fee and (ii) the Trustee Fee.
Pass-Through Rate:

The “Pass-Through Rate” for any Interest Accrual Period on the Offered Certificates (other than the Class A-IO-1 and Class A-IO-2 Certificates will be equal to the lesser of (i) the applicable formula rate and (ii) the Net WAC Rate.

The “Pass-Through Rate” for any Interest Accrual Period on the Class A-IO-1 and Class A-IO-2 Certificates will be equal to the interest rate set forth in the in the applicable notional schedule herein.

The formula rates of the Offered Certificates (other than the Class A-IO-1 and Class A-IO-2 Certificates) are as follows:

Class AV-1: 1-month LIBOR + [TBD]%

Class AV-2: 1-month LIBOR + [TBD]%

Class AV-3: 1-month LIBOR + [TBD]%

Class M-1:  1-month LIBOR + [TBD]%

Class M-2:  1-month LIBOR + [TBD]%

Class M-3:  1-month LIBOR + [TBD]%

Class M-4:  1-month LIBOR + [TBD]%

Class M-5:  1-month LIBOR + [TBD]%

Class M-6: 1-month LIBOR + [TBD]%

Net WAC Rate:

The “Net WAC Rate” for any Interest Accrual Period is equal to (i) the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans minus (ii) the weighted average Pass-Through rate for the Class A-IO-1 and Class A-IO-2 Certificates multiplied by a fraction equal to (a) the sum of the notional balances of the Class A-IO-1 and Class A-IO-2 Certificates divided by (b) the aggregate principal balance of the Mortgage Loans. The Net WAC Rate is subject to an adjustment based on the actual numbers of days that have elapsed in the related Interest Accrual Period.

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Transaction Summary
Net WAC Rate Carryover Amount:

The “Net WAC Rate Carryover Amount” for any Distribution Date and Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on LIBOR plus the applicable margin over (b) the amount of interest accrued on such Class based on the Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior Distribution Date together with accrued interest at the related Pass-Through Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Interest Only Certificates:

The Interest Only Certificates will consist of the Class A-IO-1 and Class A-IO-2 Certificates. The Interest Only Certificates will not be entitled to any distributions of principal.  The Interest Only Certificates will each accrue interest on a notional amount equal to the lesser of (i) the amount as set forth in the applicable notional schedule on page 16 and (ii) the aggregate principal balance of the Mortgage Loans. The Class A-IO-1 Certificates will not receive any payments after the 12th Distribution Date and the Class A-IO-2 Certificates will not receive any payments after the 24th Distribution Date.

Cap Contracts:

On the Closing Date, the Trustee will enter into several Cap Contracts with a cap counterparty (Please refer to pages 20-26 for the Cap Notional Schedules).  Any amounts paid from the Cap Contracts will be paid as follows:

1)

To cover any Net WAC Carryover amounts on the applicable class of Certificates;

2)

Deposited into a reserve fund (which will be established on the Closing Date)

3)

To cover any unpaid Net WAC Rate Carryover Amount, first to the Class A Certificates (pro-rata), then to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates, in that order.

Credit Enhancement:

Credit Enhancement for the Certificates will be provided by:

•

Excess Interest

•

Overcollateralization

•

Subordination

•

Class A Certificates are senior to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates.

•

Class M-1 Certificates are senior to the Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates.

•

Class M-2 Certificates are senior to the Class M-3, Class M-4, Class M-5 and Class M-6 Certificates.

•

Class M-3 Certificates are senior to the Class M-4, Class M-5 and Class M-6 Certificates.

•

Class M-4 Certificates are senior to the Class M-5 and Class M-6 Certificates.

•

Class M-5 Certificates are senior to the Class M-6 Certificates.

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Transaction Summary
Credit Enhancement Percentages:

Initial Credit

Target Credit

Class

Enhancement

Enhancement

Class A

18.25%

36.50%

Class M-1

12.25%

24.50%

Class M-2

7.00%

14.00%

Class M-3

5.25%

10.50%

Class M-4

3.75%

7.50%

Class M-5

2.50%

5.00%

Class M-6

1.40%

2.80%

Senior Enhancement Percentage:

The “Senior Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the sum of (a) the aggregate principal balance of the Mortgage Loans and (b) any remaining amounts in the Pre-Funding Account.

Credit Enhancement Percentage:

The “Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Certificates that are subordinate to the applicable Certificates and (b) the Overcollateralization Amount divided by (ii) the sum of (a) the aggregate principal balance of the Mortgage Loans and (b) any remaining amounts in the Pre-Funding Account.

Excess Interest:

For each Distribution Date, the interest collections from the Mortgage Loans minus the sum of (i) the current and unpaid interest on the Class A Certificates and current interest on the Subordinate Certificates (ii) the Servicer and Trustee Fees paid in respect of the Mortgage Loans.

Overcollateralization Amount:

On any Distribution Date, the “Overcollateralization Amount” will be the amount by which the sum of the aggregate principal balance of the Mortgage Loans and any remaining amounts in the Pre-Funding Account exceeds the aggregate certificate principal balance of the Offered Certificates after giving effect to the distribution of principal on that Distribution Date.  On any Distribution Date on which the Overcollateralization Amount does not equal the Required Overcollateralization Amount, Excess Interest, to the extent available, will be distributed as principal to the Certificateholders then entitled to distributions of principal to increase the Overcollateralization Amount to the Required Overcollateralization Amount.

On the Closing Date, the Required Overcollateralization Amount will be satisfied.

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Transaction Summary
Required Overcollateralization Amount:

On any Distribution Date on which a Cumulative Loss Event or a Delinquency Event has not occurred, the Required Overcollateralization Amount is equal to:

(i)

prior to the Stepdown Date, [1.40]% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and (ii) the Pre-Funding Amount on the Closing Date

(ii)

on or after the Stepdown Date,  the greater of:

(a) the lesser of:

i.

[1.40]% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and (ii) the Pre-Funding Amount on the Closing Date; and

ii.

[2.80]% of the current aggregate principal balance of the Mortgage Loans;

(b) [0.50]% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and (ii) the Pre-Funding Amount on the Closing Date (the “OC Floor”).

On any Distribution Date during the continuance of (a) a Delinquency Event (whether or not a Cumulative Loss Event is continuing), the Required Overcollateralization Amount will equal the Required Overcollateralization Amount in effect as of the immediately preceding Distribution Date or (b) a Cumulative Loss Event (and a Delinquency Event is not then continuing), the Required Overcollateralization Amount will equal the lesser of (i) the Required Overcollateralization Amount as of the preceding Distribution Date and (ii) 5.60% of the aggregate pool balance of the Mortgage Loans as of the end of the related Due Period.  Under no circumstance shall the Required Overcollateralization Amount be less than the OC Floor.

Subordination Required Overcollateralization Amount:

On any Distribution Date on or after the Stepdown Date on which a Delinquency Event is not in effect, the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount determined without regard to the OC Floor minimum, otherwise, the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount.

Delinquency Event:

A “Delinquency Event” shall have occurred and be continuing, if, at any time, (i) the three-month rolling average of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Mortgage Loans that are 60+ days delinquent as of the last day of the related prepayment period and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the last day of the related due period exceeds (ii) [45.00]% of the Senior Enhancement Percentage.

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Transaction Summary
Cumulative Loss Event:

A Cumulative Loss Event will be in effect if cumulative net losses (as a percentage of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and (ii) the initial Pre-Funding Amount) exceed the applicable percentages below during the related period of time:

Distribution Dates 37-48:   [2.50]% for the first month plus an additional 1/12th of [1.55]% for each month thereafter.

Distribution Dates 49-60:   [4.05]% for the first month plus an additional 1/12th of [1.05]% for each month thereafter.

Distribution Dates 61-72:   [5.10]% for the first month plus an additional 1/12th of [0.55]% for each month thereafter.

Distribution Dates 73-84:   [5.65]% for the first month plus an additional 1/12th of [0.35]% for each month thereafter.

Distribution Dates 85 and

Thereafter:                          [6.00]%

Trigger Event:	The continuance of either a Delinquency Event or a Cumulative Loss Event.
Stepdown Date:

The earlier to occur of

(i) the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero and

(ii) the later to occur of

  (x) the Distribution Date occurring in April 2007 and

  (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to [36.50]%.

Subordination Increase Amount:	As to any Distribution Date, the lesser of the Subordination Deficiency and Excess Interest.
Subordination Deficiency:

As to any Distribution Date, the excess, if any, of the Required Overcollateralization Amount over the Overcollateralization Amount after giving effect to the distribution of principal from the Mortgage Loans (but prior to the distribution of any Subordination Increase Amount).

Excess Overcollateralization Amount:

As to any Distribution Date, the lesser of (i) the principal payments received on the Mortgage Loans and (ii) the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount (assuming 100% of the principal payments received on the Mortgage Loans are distributed to the Offered Certificates).

Delinquency Advances:

For any month, if the Servicer receives a payment on a Mortgage Loan that is less than the full scheduled payment, or if no payment is received at all, the Servicer will advance its own funds to cover that shortfall.  However, the Servicer will make an advance only if it determines that the advance will be recoverable from future payments or collections on that Mortgage Loan.

Servicing Advances:

The Servicer will pay all out-of-pocket costs related to its obligations, including, but not limited to: (a) expenses in connection with a foreclosed Mortgage Loan prior to the liquidation of that Mortgage Loan, (b) the costs of any judicial proceedings, including foreclosures and (c) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems such costs to be recoverable.  The Servicer is entitled to be reimbursed for these advances, therefore, these advances are not a form of credit enhancement.

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Transaction Summary
Compensating Interest:	With respect to any Distribution Date, the Servicer is obligated to offset any Prepayment Interest Shortfall, with Compensating Interest to the extent of its Servicing Fee.
Prepayment Interest Shortfalls:	With respect to any Distribution Date, the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments during the related Prepayment Period.
Allocation of Losses:

Losses not covered by other available credit enhancement will be allocated to the Subordinate

Certificates in the reverse order of payment priority, first, to the Class M-6 Certificates, second, to the Class M-5 Certificates, third, to the Class M-4 Certificates, fourth, to the Class M-3 Certificates, fifth, to the Class M-2 Certificates and sixth, to the Class M-1 Certificates.

Priority of Distributions:

Available funds will be distributed in the following order of priority, in each case, to the extent of funds remaining:

1.

To the Servicer and Trustee, the related fees;

2.

Concurrently, to the Class AV-1, Class AV-2, AV-3, Class A-IO-1 and Class A-IO-2 Certificates, the related monthly interest due, plus any Interest Carryover Shortfall;

3.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates, in that order, the related monthly interest due;

4.

To the Class A Certificates, as described below, the Class A Principal Distribution Amount, excluding any Subordination Increase Amount;

5.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates, in that order, the related Principal Distribution Amount, excluding any Subordination Increase Amount;

6.

To the Offered Certificates (other than the Class A-IO-1 and Class A-IO-2 Certificates), the related Subordination Increase Amount, distributed as in priorities 4 and 5 above;

7.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates, in that order, then any Interest Carryover Shortfall and then any Principal Carryover Shortfall;

8.

First, to the Class A Certificates, on a pro-rata basis, then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates, in that order, the related Net WAC Rate Carryover;

9.

To the Trustee, reimbursement for any expenses incurred as a result of a servicing transfer related to the resignation or termination of the Servicer; and

10.

To the residual certificates, any remaining amounts.

All distributions of principal to the Class A Certificates on any Distribution Date will be allocated among the classes of Class A Certificates as follows:  concurrently, to the Class AV-1 Certificates, on the one hand, and to the Class AV-2 Certificates and the Class AV-3 Certificates on the other hand, on a pro rata basis based on the Certificate Principal Balance of the Class AV-1 Certificates immediately prior to such Distribution Date, on the one hand, and on the aggregate of the Certificate Principal Balances of the Class AV-2 Certificates and the Class AV-3 Certificates immediately prior to such Distribution Date, on the other hand.  Any distributions of principal allocated to the Class AV-2 Certificates and the Class AV-3 Certificates on any Distribution Date will be distributed first to the Class A-2 Certificates, until the Certificate Principal Balance of the Class AV-2 Certificates has been reduced to zero, and second to the Class AV-3 Certificates, until the Certificate Principal Balance of the Class AV-3 Certificates has been reduced to zero.

Interest Carryover Shortfall:

As to any Class of Certificates the sum of (i) the excess, if any, of the interest accrued at the related Pass-Through Rate and any outstanding Interest Carryover Shortfall with respect to that Class on the preceding Distribution Date, over the amount in respect of interest that is actually distributed to holders of such Class on the preceding Distribution Date plus (ii) interest on such excess at the applicable Pass-Through Rate.

Principal Carryover Shortfall:

As to any Class of Subordinate Certificates and any Distribution Date, the excess, if any, of  (i) the sum of (x) the amount of reduction in the Class Principal Balance of that Class and (y) the amount of any reductions on prior Distribution Dates over (ii) the amount distributed on prior Distribution Dates in respect of the reductions contemplated by clause (i) allocated to that Class of Certificates on prior Distribution Dates.

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Transaction Summary
Principal Distribution Amount:

As to any Distribution Date, the lesser of: (i) the balance of the Offered Certificates (other than the Class A-IO-1 and Class A-IO-2 Certificates) prior to such Distribution Date and (ii) the sum of (a) principal payments collected from the Mortgage Loans, and (b) the Subordination Increase Amount minus (c) any Excess Overcollateralization Amount,

Class A Principal Distribution Amount:

As to any Distribution Date prior to the Stepdown Date or during the continuation of a Delinquency Event, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the certificate principal balance of the Class A Certificates.

As to any other Distribution Date, an amount equal to the excess, if any, of (i) the certificate principal balance of the Class A Certificates prior to such Distribution Date over (ii) the lesser of (a) [66.30]% of the balance of the Mortgage Loans as of the end of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date and (b) the balance of the Mortgage Loans as of such Distribution Date less the OC Floor.

Class M-1 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date, and

(ii)

the certificate principal balance of the Class M-1 Certificates immediately prior to the applicable Distribution Date; over

 (b)

the lesser of:

(i)

[78.30]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii) the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

Class M-2 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A and Class M-1 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and

(iii) the certificate principal balance of the Class M-2 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

[88.80]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Transaction Summary
Class M-3 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A, Class M-1 and Class M-2 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the certificate principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the certificate principal balance of the Class M-3 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

[92.30]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

Class M-4 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A, Class M-1, Class M-2 and Class M-3 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the certificate principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the certificate principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the certificate principal balance of the Class M-4 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

[95.30]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Transaction Summary
Class M-5 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the certificate principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the certificate principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the certificate principal balance of the Class M-4 Certificates, after taking into account distributions of the Class M-4 Principal Distribution Amount for the applicable Distribution Date,

(vi)

 the certificate principal balance of the Class M-5 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

[97.80]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Transaction Summary
Class M-6 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates have been reduced to zero and a Delinquency Event is in effect, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(vii)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(viii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(ix)

the certificate principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(x)

the certificate principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date,

(xi)

the certificate principal balance of the Class M-4 Certificates, after taking into account distributions of the Class M-4 Principal Distribution Amount for the applicable Distribution Date,

(xii)

 the certificate principal balance of the Class M-5 Certificates after taking into account distributions of the Class M-5 Principal Distribution Amount for the applicable Distribution Date;

(xiii)

the certificate principal balance of the Class M-6 Certificates immediately prior to the applicable Distribution Date; over

 (b)

the lesser of:

(i)

[100.00]% of the balance of the Mortgage Loans as of the last day of the related due  period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

Optional Termination:

The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the amounts on deposit in the Pre-Funding Account on the Closing Date.

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Citigroup Global Markets Mortgage Finance Contacts

Name:	Telephone:	E-Mail:
Evan Mitnick Director	(212) 723-6621	evan.mitnick@citigroup.com
Jon Riber Associate	(212) 723-6536	jonathan.riber@citigroup.com
Ian Wesson Analyst	(212) 723-6334	ian.wesson@citigroup.com

Citigroup Global Markets MBS Trading Contacts

Name:	Telephone:	E-Mail:
Jim De Mare Managing Director	(212) 723-6217	james.p.demare@citigroup.com
Matt Cherwin Director	(212) 723-6217	matthew.cherwin@citigroup.com
Michael Leung Director	(212) 723-6325	michael.leung@citigroup.com

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

INTEREST ONLY CERTIFICATE NOTIONAL AMOUNT SCHEDULES

Class A-IO-1(1)			Class A-IO-2(2)

Month	Notional Amount*	Coupon (%)	Month	Notional Amount*	Coupon (%)
1	$535,000,000.00	0.70%	1	$535,000,000.00	0.10%
2	531,464,198.05	1.80	2	525,552,769.70	0.50
3	505,192,326.17	1.80	3	491,288,452.61	0.50
4	480,215,971.12	1.80	4	459,255,014.84	0.50
5	456,471,380.48	1.80	5	429,307,382.94	0.40
6	433,897,933.63	1.80	6	401,309,907.52	0.40
7	412,437,988.06	1.80	7	375,135,751.63	0.40
8	392,036,733.33	1.50	8	350,666,318.82	0.40
9	372,642,052.13	1.50	9	327,790,718.25	0.40
10	354,204,388.13	1.50	10	306,405,264.52	0.40
11	336,676,620.39	1.40	11	286,413,009.95	0.40
12	320,013,943.77	1.40	12	267,723,307.13	0.40
			13	250,251,399.96	1.75
			14	233,918,041.10	1.75
			15	218,649,134.29	1.75
			16	204,375,399.87	1.75
			17	191,032,062.02	1.75
			18	178,558,556.23	1.75
			19	166,898,255.82	1.75
			20	155,998,216.17	1.75
			21	145,808,935.54	1.75
			22	136,284,131.42	1.75
			23	127,380,531.44	1.75
			24	119,057,752.84	1.75

(1) The pre-tax yield on the class A-IO-1 certificates is expected to be at least 2.25% if prepayment speeds occur at a constant rate of 45% CPR or less.

(2) The pre-tax yield on the class A-IO-2 certificates is expected to be at least 2.50% if prepayment speeds occur at a constant rate of 55% CPR or less.

*Notional amount: the notional amount will be the lesser of the principal balance of the Mortgage Loans immediately prior to the Distribution Date and the notional schedule above.

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

NET WAC Rate Table – 1 month LIBOR @ 1.10% and 6 Month LIBOR @ 1.15% For Life

Net WAC Cap - Static Indices
Pd	Net WAC Cap (%)	Pd	Net WAC Cap (%)	Pd	Net WAC Cap (%)
1	5.16	35	7.29	69	7.42
2	5.46	36	8.14	70	7.18
3	5.38	37	7.21	71	7.18
4	5.65	38	7.45	72	7.95
5	5.62	39	7.20	73	7.18
6	5.69	40	7.44	74	7.42
7	5.94	41	7.20	75	7.18
8	6.03	42	7.20	76	7.42
9	6.28	43	7.44	77	7.18
10	6.12	44	7.20	78	7.18
11	6.13	45	7.44	79	7.42
12	6.83	46	7.20	80	7.18
13	6.39	47	7.20	81	7.42
14	6.65	48	7.70	82	7.18
15	6.47	49	7.20	83	7.18
16	6.73	50	7.44	84	7.94
17	6.55	51	7.20	85	7.17
18	6.58	52	7.44	86	7.41
19	6.83	53	7.20	87	7.17
20	6.64	54	7.19	88	7.41
21	6.89	55	7.43	89	7.17
22	6.70	56	7.19	90	7.17
23	6.73	57	7.43	91	7.41
24	7.52	58	7.19	92	7.17
25	7.29	59	7.19	93	7.41
26	7.53	60	7.96	94	7.17
27	7.29	61	7.19	95	7.17
28	7.53	62	7.43	96	7.66
29	7.28	63	7.19	97	7.17
30	7.28	64	7.43	98	7.41
31	7.53	65	7.19	99	7.17
32	7.28	66	7.19	100	7.40
33	7.53	67	7.43
34	7.28	68	7.19

>

1-Month LIBOR is 1.10 % for life and 6-Month LIBOR is 1.15% for life

>

23% HEP on the Fixed-Rate Collateral and 28% CPR on the Adjustable-Rate Collateral

>

Bonds are adjusted for Actual/360 basis

>

Fees include Servicing, Trustee and amounts payable to the Class A-IO-1 and Class A-IO-2 Certificates.

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

NET WAC Rate Table – 1 month LIBOR @ 20.00% and 6 Month LIBOR @ 20.00% For Life

	Senior	Subordinates		Senior	Subordinates		Senior	Subordinates
Period	Classes (%)	Classes (%)	Period	Classes (%)	Classes (%)	Period	Classes (%)	Classes (%)
1	10.02	10.01	35	10.01	10.01	69	10.01	10.01
2	10.00	10.01	36	10.02	10.01	70	10.01	10.01
3	10.01	10.01	37	10.01	10.01	71	10.01	10.01
4	10.01	10.01	38	10.02	10.01	72	10.01	10.01
5	10.01	10.01	39	10.01	10.01	73	10.02	10.01
6	10.01	10.01	40	10.01	10.01	74	10.01	10.01
7	10.01	10.01	41	10.01	10.01	75	10.01	10.01
8	10.01	10.01	42	10.01	10.01	76	10.01	10.01
9	10.00	10.01	43	10.01	10.01	77	10.01	10.01
10	10.01	10.01	44	10.01	10.01	78	10.01	10.01
11	10.01	10.01	45	10.01	10.01	79	10.01	10.01
12	10.01	10.01	46	10.01	10.01	80	10.01	10.01
13	10.00	10.01	47	10.01	10.01	81	10.01	10.01
14	10.01	10.01	48	10.02	10.01	82	10.01	10.01
15	10.01	10.01	49	10.02	10.01	83	10.01	10.01
16	10.02	10.01	50	10.01	10.01	84	10.01	10.01
17	10.01	10.01	51	10.01	10.01	85	10.01	10.01
18	10.01	10.01	52	10.01	10.01	86	10.02	10.02
19	10.01	10.01	53	10.02	10.01	87	10.02	10.01
20	10.00	10.01	54	10.01	10.01	88	10.01	10.01
21	10.01	10.01	55	10.01	10.01	89	10.01	10.01
22	10.01	10.01	56	10.01	10.01	90	10.02	10.01
23	10.01	10.01	57	10.01	10.01	91	10.01	10.01
24	10.02	10.01	58	10.01	10.01	92	10.01	10.01
25	10.00	10.01	59	10.01	10.01	93	10.01	10.01
26	10.01	10.01	60	10.01	10.01	94	10.01	10.01
27	10.01	10.01	61	10.01	10.01	95	10.01	10.01
28	10.01	10.01	62	10.02	10.01	96	10.01	10.01
29	10.01	10.01	63	10.01	10.01	97	10.01	10.01
30	10.01	10.01	64	10.01	10.01	98	10.01	10.01
31	10.01	10.01	65	10.02	10.01	99	10.02	10.01
32	10.01	10.01	66	10.01	10.01	100	10.02	10.01
33	10.01	10.01	67	10.02	10.01
34	10.01	10.01	68	10.01	10.01

>

Cap Cashflow included in Net WAC

>

1-Month LIBOR is 20.00% for life and 6-Month LIBOR is 20.00% for life

>

23% HEP on the Fixed-Rate Collateral and 28% CPR on the Adjustable-Rate Collateral

>

Bonds are adjusted for Actual/360 basis

>

Fees include Servicing, Trustee and amounts payable to the Class A-IO-1 and Class A-IO-2 Certificates

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Excess Spread - Static Indices
Pd	Excess Spread (%)	Pd	Excess Spread (%)	Pd	Excess Spread (%)
1	N/A	35	5.62	69	5.59
2	3.85	36	5.87	70	5.53
3	3.88	37	5.53	71	5.53
4	4.02	38	5.61	72	5.71
5	4.13	39	5.55	73	5.53
6	4.19	40	5.61	74	5.59
7	4.31	41	5.55	75	5.53
8	4.54	42	5.55	76	5.59
9	4.64	43	5.61	77	5.53
10	4.62	44	5.55	78	5.53
11	4.62	45	5.61	79	5.60
12	4.82	46	5.55	80	5.54
13	4.88	47	5.55	81	5.60
14	4.97	48	5.67	82	5.54
15	4.95	49	5.55	83	5.55
16	5.03	50	5.61	84	5.73
17	5.00	51	5.54	85	5.55
18	5.03	52	5.61	86	5.62
19	5.11	53	5.54	87	5.56
20	5.08	54	5.54	88	5.63
21	5.16	55	5.60	89	5.57
22	5.12	56	5.54	90	5.57
23	5.14	57	5.60	91	5.64
24	5.38	58	5.54	92	5.58
25	5.70	59	5.54	93	5.65
26	5.75	60	5.72	94	5.59
27	5.68	61	5.54	95	5.60
28	5.74	62	5.60	96	5.72
29	5.67	63	5.54	97	5.61
30	5.66	64	5.60	98	5.67
31	5.71	65	5.54	99	5.62
32	5.64	66	5.53	100	5.68
33	5.70	67	5.59
34	5.63	68	5.53

*

1-Month LIBOR is 1.10% for life and 6-Month LIBOR is 1.15% for life

*

23% HEP on the Fixed-Rate Collateral and 28% CPR on the Adjustable-Rate Collateral

*

Net WAC (30/360), Bond WAC (Act/360), Excess (30/360)

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Class A Cap Contract

	Notional	Strike (%)	Ceiling (%)	AFC @ 20.00%*		Notional	Strike (%)	Ceiling (%)	AFC @ 20.00%*		Notional	Strike (%)	Ceiling (%)	AFC @ 20.00%*
1	449,625,000	4.81	9.67	10.01	35	164,017,129	7.08	9.60	10.01	69	74,634,009	7.90	9.60	10.01
2	446,115,054	5.12	9.66	10.01	36	157,801,164	8.24	9.60	10.01	70	72,866,333	7.63	9.60	10.01
3	440,423,619	5.03	9.66	10.01	37	151,739,502	7.26	9.60	10.01	71	71,139,845	7.62	9.60	10.01
4	433,930,962	5.30	9.66	10.01	38	151,739,502	7.51	9.60	10.01	72	69,453,592	8.48	9.60	10.01
5	426,634,537	5.27	9.66	10.01	39	151,739,502	7.26	9.60	10.01	73	67,806,642	7.61	9.60	10.01
6	418,536,938	5.34	9.66	10.01	40	149,074,068	7.51	9.60	10.01	74	66,198,086	7.88	9.60	10.01
7	409,646,047	5.59	9.66	10.01	41	145,570,661	7.26	9.60	10.01	75	64,627,036	7.61	9.60	10.01
8	399,975,150	5.68	9.66	10.01	42	142,148,796	7.40	9.60	10.01	76	63,092,624	7.87	9.60	10.01
9	389,543,000	5.93	9.65	10.01	43	138,808,116	7.66	9.60	10.01	77	61,594,002	7.60	9.60	10.01
10	378,375,080	5.76	9.65	10.01	44	135,545,106	7.39	9.60	10.01	78	60,130,342	7.60	9.60	10.01
11	367,155,609	5.77	9.65	10.01	45	132,357,958	7.65	9.60	10.01	79	58,700,834	7.86	9.60	10.01
12	356,197,008	6.47	9.65	10.01	46	129,244,913	7.39	9.60	10.01	80	57,304,688	7.59	9.60	10.01
13	345,493,865	6.03	9.64	10.01	47	126,204,255	7.39	9.60	10.01	81	55,941,132	7.85	9.60	10.01
14	335,040,222	6.28	9.64	10.01	48	123,234,357	8.07	9.60	10.01	82	54,609,412	7.58	9.60	10.01
15	324,830,261	6.10	9.64	10.01	49	120,334,717	7.52	9.60	10.01	83	53,308,790	7.58	9.60	10.01
16	314,858,300	6.35	9.64	10.01	50	117,502,497	7.79	9.60	10.01	84	52,038,548	8.43	9.60	10.01
17	305,118,791	6.17	9.63	10.01	51	114,736,129	7.52	9.60	10.01	85	50,797,980	7.57	9.60	10.01
18	295,606,315	6.20	9.63	10.01	52	112,034,088	7.78	9.60	10.01	86	49,586,402	7.83	9.60	10.02
19	286,315,580	6.45	9.63	10.01	53	109,394,886	7.51	9.60	10.01	87	48,403,140	7.56	9.60	10.01
20	277,241,417	6.26	9.62	10.01	54	106,817,097	7.60	9.60	10.01	88	47,247,541	7.83	9.60	10.01
21	268,378,781	6.50	9.62	10.01	55	104,299,889	7.86	9.60	10.01	89	46,118,962	7.56	9.60	10.01
22	259,722,741	6.31	9.62	10.01	56	101,841,229	7.59	9.60	10.01	90	45,016,779	7.55	9.60	10.01
23	251,268,484	6.33	9.61	10.01	57	99,439,758	7.85	9.60	10.01	91	43,940,381	7.82	9.60	10.01
24	243,011,492	7.27	9.61	10.01	58	97,094,151	7.58	9.60	10.01	92	42,889,169	7.55	9.60	10.01
25	234,953,824	7.02	9.60	10.01	59	94,803,117	7.58	9.60	10.01	93	41,862,562	7.81	9.60	10.01
26	227,083,848	7.26	9.60	10.01	60	92,565,414	8.53	9.60	10.01	94	40,859,988	7.54	9.60	10.01
27	219,397,158	7.01	9.60	10.01	61	90,380,250	7.66	9.60	10.01	95	39,880,892	7.54	9.60	10.01
28	211,889,490	7.26	9.60	10.01	62	88,245,937	7.92	9.60	10.01	96	38,924,728	8.08	9.60	10.01
29	204,556,680	7.01	9.60	10.01	63	86,161,296	7.65	9.60	10.01	97	37,990,967	7.53	9.60	10.01
30	197,394,697	7.07	9.60	10.01	64	84,125,175	7.92	9.60	10.01	98	37,079,089	7.79	9.60	10.01
31	190,400,923	7.32	9.60	10.01	65	82,136,454	7.64	9.60	10.01	99	36,188,586	7.52	9.60	10.01
32	183,570,027	7.07	9.60	10.01	66	80,194,035	7.64	9.60	10.01	100	35,318,964	7.78	9.60	10.01
33	176,898,214	7.31	9.60	10.01	67	78,296,849	7.90	9.60	10.01
34	170,381,785	7.06	9.60	10.01	68	76,443,848	7.63	9.60	10.01

*Net WAC assuming 1-Month LIBOR is 20.00% for life and 6-Month LIBOR is 20.00% for life

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Class M-1 Cap Contract

	Notional	Strike (%)	Ceiling (%)	AFC @ 20.00%*		Notional	Strike (%)	Ceiling (%)	AFC @ 20.00%*		Notional	Strike (%)	Ceiling (%)	AFC @ 20.00%*
1	33,000,000	4.46	9.31	10.01	35	33,000,000	6.79	9.31	10.01	69	14,104,065	7.61	9.31	10.01
2	33,000,000	4.76	9.31	10.01	36	33,000,000	7.96	9.31	10.01	70	13,770,016	7.34	9.31	10.01
3	33,000,000	4.68	9.31	10.01	37	33,000,000	6.97	9.31	10.01	71	13,443,750	7.33	9.31	10.01
4	33,000,000	4.95	9.31	10.01	38	33,000,000	7.23	9.31	10.01	72	13,125,088	8.19	9.31	10.01
5	33,000,000	4.92	9.31	10.01	39	29,770,683	6.97	9.31	10.01	73	12,813,854	7.33	9.31	10.01
6	33,000,000	4.99	9.31	10.01	40	28,171,477	7.22	9.31	10.01	74	12,509,875	7.59	9.31	10.01
7	33,000,000	5.24	9.31	10.01	41	27,509,416	6.97	9.31	10.01	75	12,212,983	7.32	9.31	10.01
8	33,000,000	5.33	9.31	10.01	42	26,862,765	7.11	9.31	10.01	76	11,923,016	7.58	9.31	10.01
9	33,000,000	5.58	9.31	10.01	43	26,231,455	7.37	9.31	10.01	77	11,639,811	7.31	9.31	10.01
10	33,000,000	5.42	9.31	10.01	44	25,614,823	7.10	9.31	10.01	78	11,363,214	7.31	9.31	10.01
11	33,000,000	5.43	9.31	10.01	45	25,012,528	7.36	9.31	10.01	79	11,093,071	7.57	9.31	10.01
12	33,000,000	6.13	9.31	10.01	46	24,424,236	7.10	9.31	10.01	80	10,829,232	7.30	9.31	10.01
13	33,000,000	5.69	9.31	10.01	47	23,849,623	7.10	9.31	10.01	81	10,571,553	7.56	9.31	10.01
14	33,000,000	5.95	9.31	10.01	48	23,288,382	7.79	9.31	10.01	82	10,319,889	7.29	9.31	10.01
15	33,000,000	5.77	9.31	10.01	49	22,740,419	7.24	9.31	10.01	83	10,074,102	7.29	9.31	10.01
16	33,000,000	6.03	9.31	10.01	50	22,205,196	7.50	9.31	10.01	84	9,834,056	8.14	9.31	10.01
17	33,000,000	5.85	9.31	10.01	51	21,682,418	7.23	9.31	10.01	85	9,599,618	7.28	9.31	10.01
18	33,000,000	5.88	9.31	10.01	52	21,171,796	7.49	9.31	10.01	86	9,370,659	7.54	9.31	10.02
19	33,000,000	6.13	9.31	10.01	53	20,673,049	7.23	9.31	10.01	87	9,147,050	7.28	9.31	10.01
20	33,000,000	5.94	9.31	10.01	54	20,185,908	7.31	9.31	10.01	88	8,928,669	7.54	9.31	10.01
21	33,000,000	6.19	9.31	10.01	55	19,710,215	7.57	9.31	10.01	89	8,715,394	7.27	9.31	10.01
22	33,000,000	6.00	9.31	10.01	56	19,245,587	7.30	9.31	10.01	90	8,507,108	7.27	9.31	10.01
23	33,000,000	6.03	9.31	10.01	57	18,791,765	7.56	9.31	10.01	91	8,303,694	7.53	9.31	10.01
24	33,000,000	6.98	9.31	10.01	58	18,348,501	7.29	9.31	10.01	92	8,105,040	7.26	9.31	10.01
25	33,000,000	6.72	9.31	10.01	59	17,915,550	7.29	9.31	10.01	93	7,911,035	7.52	9.31	10.01
26	33,000,000	6.97	9.31	10.01	60	17,492,677	8.24	9.31	10.01	94	7,721,573	7.25	9.31	10.01
27	33,000,000	6.72	9.31	10.01	61	17,079,732	7.37	9.31	10.01	95	7,536,546	7.25	9.31	10.01
28	33,000,000	6.97	9.31	10.01	62	16,676,398	7.64	9.31	10.01	96	7,355,854	7.79	9.31	10.01
29	33,000,000	6.72	9.31	10.01	63	16,282,450	7.36	9.31	10.01	97	7,179,395	7.24	9.31	10.01
30	33,000,000	6.78	9.31	10.01	64	15,897,671	7.63	9.31	10.01	98	7,007,072	7.50	9.31	10.01
31	33,000,000	7.03	9.31	10.01	65	15,521,850	7.36	9.31	10.01	99	6,838,788	7.24	9.31	10.01
32	33,000,000	6.78	9.31	10.01	66	15,154,778	7.35	9.31	10.01	100	6,674,450	7.50	9.31	10.01
33	33,000,000	7.02	9.31	10.01	67	14,796,255	7.62	9.31	10.01
34	33,000,000	6.77	9.31	10.01	68	14,446,082	7.34	9.31	10.01

*Net WAC assuming 1-Month LIBOR is 20.00% for life and 6-Month LIBOR is 20.00% for life

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Class M-2 Cap Contract

	Notional	Strike (%)	Ceiling (%)	AFC @ 20.00%*		Notional	Strike (%)	Ceiling (%)	AFC @ 20.00%*		Notional	Strike (%)	Ceiling (%)	AFC @ 20.00%*
1	28,875,000	3.71	8.56	10.01	35	28,875,000	6.04	8.56	10.01	69	12,341,057	6.86	8.56	10.01
2	28,875,000	4.01	8.56	10.01	36	28,875,000	7.21	8.56	10.01	70	12,048,764	6.59	8.56	10.01
3	28,875,000	3.93	8.56	10.01	37	28,875,000	6.22	8.56	10.01	71	11,763,281	6.58	8.56	10.01
4	28,875,000	4.20	8.56	10.01	38	26,987,200	6.48	8.56	10.01	72	11,484,452	7.44	8.56	10.01
5	28,875,000	4.17	8.56	10.01	39	25,243,138	6.22	8.56	10.01	73	11,212,122	6.58	8.56	10.01
6	28,875,000	4.24	8.56	10.01	40	24,650,043	6.47	8.56	10.01	74	10,946,140	6.84	8.56	10.01
7	28,875,000	4.49	8.56	10.01	41	24,070,739	6.22	8.56	10.01	75	10,686,360	6.57	8.56	10.01
8	28,875,000	4.58	8.56	10.01	42	23,504,919	6.36	8.56	10.01	76	10,432,639	6.83	8.56	10.01
9	28,875,000	4.83	8.56	10.01	43	22,952,523	6.62	8.56	10.01	77	10,184,835	6.56	8.56	10.01
10	28,875,000	4.67	8.56	10.01	44	22,412,970	6.35	8.56	10.01	78	9,942,812	6.56	8.56	10.01
11	28,875,000	4.68	8.56	10.01	45	21,885,962	6.61	8.56	10.01	79	9,706,437	6.82	8.56	10.01
12	28,875,000	5.38	8.56	10.01	46	21,371,206	6.35	8.56	10.01	80	9,475,578	6.55	8.56	10.01
13	28,875,000	4.94	8.56	10.01	47	20,868,420	6.35	8.56	10.01	81	9,250,108	6.81	8.56	10.01
14	28,875,000	5.20	8.56	10.01	48	20,377,335	7.04	8.56	10.01	82	9,029,903	6.54	8.56	10.01
15	28,875,000	5.02	8.56	10.01	49	19,897,867	6.49	8.56	10.01	83	8,814,839	6.54	8.56	10.01
16	28,875,000	5.28	8.56	10.01	50	19,429,547	6.75	8.56	10.01	84	8,604,799	7.39	8.56	10.01
17	28,875,000	5.10	8.56	10.01	51	18,972,116	6.48	8.56	10.01	85	8,399,666	6.53	8.56	10.01
18	28,875,000	5.13	8.56	10.01	52	18,525,322	6.74	8.56	10.01	86	8,199,326	6.79	8.56	10.02
19	28,875,000	5.38	8.56	10.01	53	18,088,918	6.48	8.56	10.01	87	8,003,669	6.53	8.56	10.01
20	28,875,000	5.19	8.56	10.01	54	17,662,670	6.56	8.56	10.01	88	7,812,585	6.79	8.56	10.01
21	28,875,000	5.44	8.56	10.01	55	17,246,438	6.82	8.56	10.01	89	7,625,970	6.52	8.56	10.01
22	28,875,000	5.25	8.56	10.01	56	16,839,888	6.55	8.56	10.01	90	7,443,719	6.52	8.56	10.01
23	28,875,000	5.28	8.56	10.01	57	16,442,795	6.81	8.56	10.01	91	7,265,732	6.78	8.56	10.01
24	28,875,000	6.23	8.56	10.01	58	16,054,938	6.54	8.56	10.01	92	7,091,910	6.51	8.56	10.01
25	28,875,000	5.97	8.56	10.01	59	15,676,106	6.54	8.56	10.01	93	6,922,156	6.77	8.56	10.01
26	28,875,000	6.22	8.56	10.01	60	15,306,092	7.49	8.56	10.01	94	6,756,376	6.50	8.56	10.01
27	28,875,000	5.97	8.56	10.01	61	14,944,766	6.62	8.56	10.01	95	6,594,478	6.50	8.56	10.01
28	28,875,000	6.22	8.56	10.01	62	14,591,848	6.89	8.56	10.01	96	6,436,372	7.04	8.56	10.01
29	28,875,000	5.97	8.56	10.01	63	14,247,143	6.61	8.56	10.01	97	6,281,971	6.49	8.56	10.01
30	28,875,000	6.03	8.56	10.01	64	13,910,462	6.88	8.56	10.01	98	6,131,188	6.75	8.56	10.01
31	28,875,000	6.28	8.56	10.01	65	13,581,618	6.61	8.56	10.01	99	5,983,939	6.49	8.56	10.01
32	28,875,000	6.03	8.56	10.01	66	13,260,431	6.60	8.56	10.01	100	5,840,144	6.75	8.56	10.01
33	28,875,000	6.27	8.56	10.01	67	12,946,723	6.87	8.56	10.01
34	28,875,000	6.02	8.56	10.01	68	12,640,321	6.59	8.56	10.01

*Net WAC assuming 1-Month LIBOR is 20.00% for life and 6-Month LIBOR is 20.00% for life

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Class M-3 Cap Contract

	Notional	Strike (%)	Ceiling (%)	AFC @ 20.00%*		Notional	Strike (%)	Ceiling (%)	AFC @ 20.00%*		Notional	Strike (%)	Ceiling (%)	AFC @ 20.00%*
1	9,625,000	3.46	8.31	10.01	35	9,625,000	5.79	8.31	10.01	69	4,113,686	6.61	8.31	10.01
2	9,625,000	3.76	8.31	10.01	36	9,625,000	6.96	8.31	10.01	70	4,016,255	6.34	8.31	10.01
3	9,625,000	3.68	8.31	10.01	37	9,625,000	5.97	8.31	10.01	71	3,921,094	6.33	8.31	10.01
4	9,625,000	3.95	8.31	10.01	38	8,616,784	6.23	8.31	10.01	72	3,828,151	7.19	8.31	10.01
5	9,625,000	3.92	8.31	10.01	39	8,414,379	5.97	8.31	10.01	73	3,737,374	6.33	8.31	10.01
6	9,625,000	3.99	8.31	10.01	40	8,216,681	6.22	8.31	10.01	74	3,648,713	6.59	8.31	10.01
7	9,625,000	4.24	8.31	10.01	41	8,023,580	5.97	8.31	10.01	75	3,562,120	6.32	8.31	10.01
8	9,625,000	4.33	8.31	10.01	42	7,834,973	6.11	8.31	10.01	76	3,477,546	6.58	8.31	10.01
9	9,625,000	4.58	8.31	10.01	43	7,650,841	6.37	8.31	10.01	77	3,394,945	6.31	8.31	10.01
10	9,625,000	4.42	8.31	10.01	44	7,470,990	6.10	8.31	10.01	78	3,314,271	6.31	8.31	10.01
11	9,625,000	4.43	8.31	10.01	45	7,295,321	6.36	8.31	10.01	79	3,235,479	6.57	8.31	10.01
12	9,625,000	5.13	8.31	10.01	46	7,123,735	6.10	8.31	10.01	80	3,158,526	6.30	8.31	10.01
13	9,625,000	4.69	8.31	10.01	47	6,956,140	6.10	8.31	10.01	81	3,083,370	6.56	8.31	10.01
14	9,625,000	4.95	8.31	10.01	48	6,792,445	6.79	8.31	10.01	82	3,009,968	6.29	8.31	10.01
15	9,625,000	4.77	8.31	10.01	49	6,632,622	6.24	8.31	10.01	83	2,938,280	6.29	8.31	10.01
16	9,625,000	5.03	8.31	10.01	50	6,476,516	6.50	8.31	10.01	84	2,868,266	7.14	8.31	10.01
17	9,625,000	4.85	8.31	10.01	51	6,324,039	6.23	8.31	10.01	85	2,799,889	6.28	8.31	10.01
18	9,625,000	4.88	8.31	10.01	52	6,175,107	6.49	8.31	10.01	86	2,733,109	6.54	8.31	10.02
19	9,625,000	5.13	8.31	10.01	53	6,029,639	6.23	8.31	10.01	87	2,667,890	6.28	8.31	10.01
20	9,625,000	4.94	8.31	10.01	54	5,887,557	6.31	8.31	10.01	88	2,604,195	6.54	8.31	10.01
21	9,625,000	5.19	8.31	10.01	55	5,748,813	6.57	8.31	10.01	89	2,541,990	6.27	8.31	10.01
22	9,625,000	5.00	8.31	10.01	56	5,613,296	6.30	8.31	10.01	90	2,481,240	6.27	8.31	10.01
23	9,625,000	5.03	8.31	10.01	57	5,480,932	6.56	8.31	10.01	91	2,421,911	6.53	8.31	10.01
24	9,625,000	5.98	8.31	10.01	58	5,351,646	6.29	8.31	10.01	92	2,363,970	6.26	8.31	10.01
25	9,625,000	5.72	8.31	10.01	59	5,225,369	6.29	8.31	10.01	93	2,307,385	6.52	8.31	10.01
26	9,625,000	5.97	8.31	10.01	60	5,102,031	7.24	8.31	10.01	94	2,252,125	6.25	8.31	10.01
27	9,625,000	5.72	8.31	10.01	61	4,981,589	6.37	8.31	10.01	95	2,198,159	6.25	8.31	10.01
28	9,625,000	5.97	8.31	10.01	62	4,863,949	6.64	8.31	10.01	96	2,145,457	6.79	8.31	10.01
29	9,625,000	5.72	8.31	10.01	63	4,749,048	6.36	8.31	10.01	97	2,093,990	6.24	8.31	10.01
30	9,625,000	5.78	8.31	10.01	64	4,636,821	6.63	8.31	10.01	98	2,043,729	6.50	8.31	10.01
31	9,625,000	6.03	8.31	10.01	65	4,527,206	6.36	8.31	10.01	99	1,994,646	6.24	8.31	10.01
32	9,625,000	5.78	8.31	10.01	66	4,420,144	6.35	8.31	10.01	100	1,946,715	6.50	8.31	10.01
33	9,625,000	6.02	8.31	10.01	67	4,315,574	6.62	8.31	10.01
34	9,625,000	5.77	8.31	10.01	68	4,213,440	6.34	8.31	10.01

*Net WAC assuming 1-Month LIBOR is 20.00% for life and 6-Month LIBOR is 20.00% for life

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Class M-4 Cap Contract

	Notional	Strike (%)	Ceiling (%)	AFC @ 20.00%*		Notional	Strike (%)	Ceiling (%)	AFC @ 20.00%*		Notional	Strike (%)	Ceiling (%)	AFC @ 20.00%*
1	8,250,000	3.06	7.91	10.01	35	8,250,000	5.39	7.91	10.01	69	3,526,016	6.21	7.91	10.01
2	8,250,000	3.36	7.91	10.01	36	8,250,000	6.56	7.91	10.01	70	3,442,504	5.94	7.91	10.01
3	8,250,000	3.28	7.91	10.01	37	8,250,000	5.57	7.91	10.01	71	3,360,938	5.93	7.91	10.01
4	8,250,000	3.55	7.91	10.01	38	7,385,815	5.83	7.91	10.01	72	3,281,272	6.79	7.91	10.01
5	8,250,000	3.52	7.91	10.01	39	7,212,325	5.57	7.91	10.01	73	3,203,463	5.93	7.91	10.01
6	8,250,000	3.59	7.91	10.01	40	7,042,869	5.82	7.91	10.01	74	3,127,469	6.19	7.91	10.01
7	8,250,000	3.84	7.91	10.01	41	6,877,354	5.57	7.91	10.01	75	3,053,246	5.92	7.91	10.01
8	8,250,000	3.93	7.91	10.01	42	6,715,691	5.71	7.91	10.01	76	2,980,754	6.18	7.91	10.01
9	8,250,000	4.18	7.91	10.01	43	6,557,864	5.97	7.91	10.01	77	2,909,953	5.91	7.91	10.01
10	8,250,000	4.02	7.91	10.01	44	6,403,706	5.70	7.91	10.01	78	2,840,804	5.91	7.91	10.01
11	8,250,000	4.03	7.91	10.01	45	6,253,132	5.96	7.91	10.01	79	2,773,268	6.17	7.91	10.01
12	8,250,000	4.73	7.91	10.01	46	6,106,059	5.70	7.91	10.01	80	2,707,308	5.90	7.91	10.01
13	8,250,000	4.29	7.91	10.01	47	5,962,406	5.70	7.91	10.01	81	2,642,888	6.16	7.91	10.01
14	8,250,000	4.55	7.91	10.01	48	5,822,096	6.39	7.91	10.01	82	2,579,972	5.89	7.91	10.01
15	8,250,000	4.37	7.91	10.01	49	5,685,105	5.84	7.91	10.01	83	2,518,526	5.89	7.91	10.01
16	8,250,000	4.63	7.91	10.01	50	5,551,299	6.10	7.91	10.01	84	2,458,514	6.74	7.91	10.01
17	8,250,000	4.45	7.91	10.01	51	5,420,605	5.83	7.91	10.01	85	2,399,905	5.88	7.91	10.01
18	8,250,000	4.48	7.91	10.01	52	5,292,949	6.09	7.91	10.01	86	2,342,665	6.14	7.91	10.02
19	8,250,000	4.73	7.91	10.01	53	5,168,262	5.83	7.91	10.01	87	2,286,763	5.88	7.91	10.01
20	8,250,000	4.54	7.91	10.01	54	5,046,477	5.91	7.91	10.01	88	2,232,167	6.14	7.91	10.01
21	8,250,000	4.79	7.91	10.01	55	4,927,554	6.17	7.91	10.01	89	2,178,849	5.87	7.91	10.01
22	8,250,000	4.60	7.91	10.01	56	4,811,397	5.90	7.91	10.01	90	2,126,777	5.87	7.91	10.01
23	8,250,000	4.63	7.91	10.01	57	4,697,941	6.16	7.91	10.01	91	2,075,924	6.13	7.91	10.01
24	8,250,000	5.58	7.91	10.01	58	4,587,125	5.89	7.91	10.01	92	2,026,260	5.86	7.91	10.01
25	8,250,000	5.32	7.91	10.01	59	4,478,887	5.89	7.91	10.01	93	1,977,759	6.12	7.91	10.01
26	8,250,000	5.57	7.91	10.01	60	4,373,169	6.84	7.91	10.01	94	1,930,393	5.85	7.91	10.01
27	8,250,000	5.32	7.91	10.01	61	4,269,933	5.97	7.91	10.01	95	1,884,137	5.85	7.91	10.01
28	8,250,000	5.57	7.91	10.01	62	4,169,099	6.24	7.91	10.01	96	1,838,964	6.39	7.91	10.01
29	8,250,000	5.32	7.91	10.01	63	4,070,612	5.96	7.91	10.01	97	1,794,849	5.84	7.91	10.01
30	8,250,000	5.38	7.91	10.01	64	3,974,418	6.23	7.91	10.01	98	1,751,768	6.10	7.91	10.01
31	8,250,000	5.63	7.91	10.01	65	3,880,462	5.96	7.91	10.01	99	1,709,697	5.84	7.91	10.01
32	8,250,000	5.38	7.91	10.01	66	3,788,695	5.95	7.91	10.01	100	1,668,612	6.10	7.91	10.01
33	8,250,000	5.62	7.91	10.01	67	3,699,064	6.22	7.91	10.01
34	8,250,000	5.37	7.91	10.01	68	3,611,520	5.94	7.91	10.01

*Net WAC assuming 1-Month LIBOR is 20.00% for life and 6-Month LIBOR is 20.00% for life

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Class M-5 Cap Contract

	Notional	Strike (%)	Ceiling (%)	AFC @ 20.00%*		Notional	Strike (%)	Ceiling (%)	AFC @ 20.00%*		Notional	Strike (%)	Ceiling (%)	AFC @ 20.00%*
1	6,875,000	2.81	7.66	10.01	35	6,875,000	5.14	7.66	10.01	69	2,938,347	5.96	7.66	10.01
2	6,875,000	3.11	7.66	10.01	36	6,875,000	6.31	7.66	10.01	70	2,868,753	5.69	7.66	10.01
3	6,875,000	3.03	7.66	10.01	37	6,875,000	5.32	7.66	10.01	71	2,800,781	5.68	7.66	10.01
4	6,875,000	3.30	7.66	10.01	38	6,154,846	5.58	7.66	10.01	72	2,734,393	6.54	7.66	10.01
5	6,875,000	3.27	7.66	10.01	39	6,010,271	5.32	7.66	10.01	73	2,669,553	5.68	7.66	10.01
6	6,875,000	3.34	7.66	10.01	40	5,869,058	5.57	7.66	10.01	74	2,606,224	5.94	7.66	10.01
7	6,875,000	3.59	7.66	10.01	41	5,731,128	5.32	7.66	10.01	75	2,544,372	5.67	7.66	10.01
8	6,875,000	3.68	7.66	10.01	42	5,596,409	5.46	7.66	10.01	76	2,483,962	5.93	7.66	10.01
9	6,875,000	3.93	7.66	10.01	43	5,464,886	5.72	7.66	10.01	77	2,424,961	5.66	7.66	10.01
10	6,875,000	3.77	7.66	10.01	44	5,336,422	5.45	7.66	10.01	78	2,367,336	5.66	7.66	10.01
11	6,875,000	3.78	7.66	10.01	45	5,210,943	5.71	7.66	10.01	79	2,311,056	5.92	7.66	10.01
12	6,875,000	4.48	7.66	10.01	46	5,088,382	5.45	7.66	10.01	80	2,256,090	5.65	7.66	10.01
13	6,875,000	4.04	7.66	10.01	47	4,968,671	5.45	7.66	10.01	81	2,202,407	5.91	7.66	10.01
14	6,875,000	4.30	7.66	10.01	48	4,851,746	6.14	7.66	10.01	82	2,149,977	5.64	7.66	10.01
15	6,875,000	4.12	7.66	10.01	49	4,737,587	5.59	7.66	10.01	83	2,098,771	5.64	7.66	10.01
16	6,875,000	4.38	7.66	10.01	50	4,626,083	5.85	7.66	10.01	84	2,048,762	6.49	7.66	10.01
17	6,875,000	4.20	7.66	10.01	51	4,517,170	5.58	7.66	10.01	85	1,999,920	5.63	7.66	10.01
18	6,875,000	4.23	7.66	10.01	52	4,410,791	5.84	7.66	10.01	86	1,952,221	5.89	7.66	10.02
19	6,875,000	4.48	7.66	10.01	53	4,306,885	5.58	7.66	10.01	87	1,905,635	5.63	7.66	10.01
20	6,875,000	4.29	7.66	10.01	54	4,205,398	5.66	7.66	10.01	88	1,860,139	5.89	7.66	10.01
21	6,875,000	4.54	7.66	10.01	55	4,106,295	5.92	7.66	10.01	89	1,815,707	5.62	7.66	10.01
22	6,875,000	4.35	7.66	10.01	56	4,009,497	5.65	7.66	10.01	90	1,772,314	5.62	7.66	10.01
23	6,875,000	4.38	7.66	10.01	57	3,914,951	5.91	7.66	10.01	91	1,729,936	5.88	7.66	10.01
24	6,875,000	5.33	7.66	10.01	58	3,822,604	5.64	7.66	10.01	92	1,688,550	5.61	7.66	10.01
25	6,875,000	5.07	7.66	10.01	59	3,732,406	5.64	7.66	10.01	93	1,648,132	5.87	7.66	10.01
26	6,875,000	5.32	7.66	10.01	60	3,644,308	6.59	7.66	10.01	94	1,608,661	5.60	7.66	10.01
27	6,875,000	5.07	7.66	10.01	61	3,558,278	5.72	7.66	10.01	95	1,570,114	5.60	7.66	10.01
28	6,875,000	5.32	7.66	10.01	62	3,474,250	5.99	7.66	10.01	96	1,532,470	6.14	7.66	10.01
29	6,875,000	5.07	7.66	10.01	63	3,392,177	5.71	7.66	10.01	97	1,495,707	5.59	7.66	10.01
30	6,875,000	5.13	7.66	10.01	64	3,312,015	5.98	7.66	10.01	98	1,459,807	5.85	7.66	10.01
31	6,875,000	5.38	7.66	10.01	65	3,233,719	5.71	7.66	10.01	99	1,424,747	5.59	7.66	10.01
32	6,875,000	5.13	7.66	10.01	66	3,157,245	5.70	7.66	10.01	100	1,390,510	5.85	7.66	10.01
33	6,875,000	5.37	7.66	10.01	67	3,082,553	5.97	7.66	10.01
34	6,875,000	5.12	7.66	10.01	68	3,009,600	5.69	7.66	10.01

*Net WAC assuming 1-Month LIBOR is 20.00% for life and 6-Month LIBOR is 20.00% for life

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Class M-6 Cap Contract

	Notional	Strike (%)	Ceiling (%)	AFC @ 20.00%*		Notional	Strike (%)	Ceiling (%)	AFC @ 20.00%*		Notional	Strike (%)	Ceiling (%)	AFC @ 20.00%*
1	6,050,000	1.41	6.26	10.01	35	6,050,000	3.74	6.26	10.01	69	2,585,745	4.56	6.26	10.01
2	6,050,000	1.71	6.26	10.01	36	6,050,000	4.91	6.26	10.01	70	2,524,503	4.29	6.26	10.01
3	6,050,000	1.63	6.26	10.01	37	6,050,000	3.92	6.26	10.01	71	2,464,688	4.28	6.26	10.01
4	6,050,000	1.90	6.26	10.01	38	5,416,264	4.18	6.26	10.01	72	2,406,266	5.14	6.26	10.01
5	6,050,000	1.87	6.26	10.01	39	5,289,038	3.92	6.26	10.01	73	2,349,206	4.28	6.26	10.01
6	6,050,000	1.94	6.26	10.01	40	5,164,771	4.17	6.26	10.01	74	2,293,477	4.54	6.26	10.01
7	6,050,000	2.19	6.26	10.01	41	5,043,393	3.92	6.26	10.01	75	2,239,047	4.27	6.26	10.01
8	6,050,000	2.28	6.26	10.01	42	4,924,840	4.06	6.26	10.01	76	2,185,886	4.53	6.26	10.01
9	6,050,000	2.53	6.26	10.01	43	4,809,100	4.32	6.26	10.01	77	2,099,921	4.26	6.26	10.01
10	6,050,000	2.37	6.26	10.01	44	4,696,051	4.05	6.26	10.01	78	1,984,673	4.26	6.26	10.01
11	6,050,000	2.38	6.26	10.01	45	4,585,630	4.31	6.26	10.01	79	1,872,113	4.52	6.26	10.01
12	6,050,000	3.08	6.26	10.01	46	4,477,777	4.05	6.26	10.01	80	1,762,180	4.25	6.26	10.01
13	6,050,000	2.64	6.26	10.01	47	4,372,431	4.05	6.26	10.01	81	1,654,814	4.51	6.26	10.01
14	6,050,000	2.90	6.26	10.01	48	4,269,537	4.74	6.26	10.01	82	1,549,954	4.24	6.26	10.01
15	6,050,000	2.72	6.26	10.01	49	4,169,077	4.19	6.26	10.01	83	1,447,543	4.24	6.26	10.01
16	6,050,000	2.98	6.26	10.01	50	4,070,953	4.45	6.26	10.01	84	1,347,523	5.09	6.26	10.01
17	6,050,000	2.80	6.26	10.01	51	3,975,110	4.18	6.26	10.01	85	1,249,841	4.23	6.26	10.01
18	6,050,000	2.83	6.26	10.01	52	3,881,496	4.44	6.26	10.01	86	1,154,441	4.49	6.26	10.02
19	6,050,000	3.08	6.26	10.01	53	3,790,059	4.18	6.26	10.01	87	1,061,271	4.23	6.26	10.01
20	6,050,000	2.89	6.26	10.01	54	3,700,750	4.26	6.26	10.01	88	970,279	4.49	6.26	10.01
21	6,050,000	3.14	6.26	10.01	55	3,613,539	4.52	6.26	10.01	89	881,414	4.22	6.26	10.01
22	6,050,000	2.95	6.26	10.01	56	3,528,358	4.25	6.26	10.01	90	794,628	4.22	6.26	10.01
23	6,050,000	2.98	6.26	10.01	57	3,445,157	4.51	6.26	10.01	91	709,873	4.48	6.26	10.01
24	6,050,000	3.93	6.26	10.01	58	3,363,892	4.24	6.26	10.01	92	627,100	4.21	6.26	10.01
25	6,050,000	3.67	6.26	10.01	59	3,284,517	4.24	6.26	10.01	93	546,265	4.47	6.26	10.01
26	6,050,000	3.92	6.26	10.01	60	3,206,991	5.19	6.26	10.01	94	467,322	4.20	6.26	10.01
27	6,050,000	3.67	6.26	10.01	61	3,131,284	4.32	6.26	10.01	95	390,228	4.20	6.26	10.01
28	6,050,000	3.92	6.26	10.01	62	3,057,340	4.59	6.26	10.01	96	314,939	4.74	6.26	10.01
29	6,050,000	3.67	6.26	10.01	63	2,985,116	4.31	6.26	10.01	97	241,415	4.19	6.26	10.01
30	6,050,000	3.73	6.26	10.01	64	2,914,573	4.58	6.26	10.01	98	169,613	4.45	6.26	10.01
31	6,050,000	3.98	6.26	10.01	65	2,845,672	4.31	6.26	10.01	99	99,495	4.19	6.26	10.01
32	6,050,000	3.73	6.26	10.01	66	2,778,376	4.30	6.26	10.01	100	31,021	4.45	6.26	10.01
33	6,050,000	3.97	6.26	10.01	67	2,712,647	4.57	6.26	10.01
34	6,050,000	3.72	6.26	10.01	68	2,648,448	4.29	6.26	10.01

*Net WAC assuming 1-Month LIBOR is 20.00% for life and 6-Month LIBOR is 20.00% for life

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

BOND SUMMARY (to Call)

Class AV-1 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	16.95	5.55	2.96	1.87	1.23
Principal Window (mths.)	1-324	1-185	1-100	1- 65	1- 35
Last Principal Payment Date	Mar 2031	Aug 2019	Jul 2012	Aug 2009	Feb 2007

Class AV-2 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	10.95	1.96	1.10	0.79	0.62
Principal Window (mths.)	1-213	1- 48	1 - 25	1- 17	1- 13
Last Principal Payment Date	Dec 2021	Mar 2008	Apr 2006	Aug 2005	Apr 2005

Class AV-3 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	22.81	9.05	4.78	2.92	1.83
Principal Window (mths.)	213-324	48-185	25-100	17- 65	13- 35
Last Principal Payment Date	Mar 2031	Aug 2019	Jul 2012	Aug 2009	Feb 2007

Class M-1 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	24.02	10.41	5.54	4.32	3.76
Principal Window (mths.)	238-324	63-185	38-100	44- 65	35- 46
Last Principal Payment Date	Mar 2031	Aug 2019	Jul 2012	Aug 2009	Jan 2008

Class M-2 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	24.02	10.41	5.53	4.07	3.75
Principal Window (mths.)	238-324	63-185	37-100	40- 65	42- 46
Last Principal Payment Date	Mar 2031	Aug 2019	Jul 2012	Aug 2009	Jan 2008

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

BOND SUMMARY (to Call)

Class M-3 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	24.02	10.41	5.52	3.98	3.49
Principal Window (mths.)	238-324	63-185	37-100	39- 65	40- 46
Last Principal Payment Date	Mar 2031	Aug 2019	Jul 2012	Aug 2009	Jan 2008

Class M-4 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	24.02	10.41	5.52	3.94	3.39
Principal Window (mths.)	238-324	63-185	37-100	38- 65	38- 46
Last Principal Payment Date	Mar 2031	Aug 2019	Jul 2012	Aug 2009	Jan 2008

Class M-5 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	24.02	10.41	5.52	3.93	3.31
Principal Window (mths.)	238-324	63-185	37-100	38- 65	37- 46
Last Principal Payment Date	Mar 2031	Aug 2019	Jul 2012	Aug 2009	Jan 2008

Class M-6 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	23.82	10.05	5.30	3.75	3.17
Principal Window (mths.)	238-324	63-185	37-100	37- 65	36- 46
Last Principal Payment Date	Mar 2031	Aug 2019	Jul 2012	Aug 2009	Jan 2008

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

BOND SUMMARY (to Maturity)

Class AV-1 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	17.05	5.87	3.20	2.02	1.23
Principal Window (mths.)	1-356	1-309	1-215	1-143	1- 35
Last Principal Payment Date	Nov 2033	Dec 2029	Feb 2022	Feb 2016	Feb 2007

Class AV-2 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	10.95	1.96	1.10	0.79	0.62
Principal Window (mths.)	1-213	1 - 48	1 - 25	1- 17	1- 13
Last Principal Payment Date	Dec 2021	Mar 2008	Apr 2006	Aug 2005	Apr 2005

Class AV-3 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	23.00	9.68	5.24	3.23	1.83
Principal Window (mths.)	213-356	48-309	25-215	17-143	13- 35
Last Principal Payment Date	Nov 2033	Dec 2029	Feb 2022	Feb 2016	Feb 2007

Class M-1 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	24.25	11.19	6.09	4.68	5.47
Principal Window (mths.)	238-351	63-283	38-178	44-117	35-102
Last Principal Payment Date	Jun 2033	Oct 2027	Jan 2019	Dec 2013	Sep 2012

Class M-2 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	24.24	11.13	6.02	4.39	4.06
Principal Window (mths.)	238-346	63-270	37-163	40-107	42- 76
Last Principal Payment Date	Jan 2033	Sep 2026	Oct 2017	Feb 2013	Jul 2010

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

BOND SUMMARY (to Maturity)

Class M-3 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	24.22	11.01	5.92	4.23	3.68
Principal Window (mths.)	238-342	63-245	37-141	39- 92	40- 65
Last Principal Payment Date	Sep 2032	Aug 2024	Dec 2015	Nov 2011	Aug 2009

Class M-4 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	24.18	10.87	5.82	4.13	3.53
Principal Window (mths.)	238-339	63-230	37-130	38- 84	38- 60
Last Principal Payment Date	Jun 2032	May 2023	Jan 2015	Mar 2011	Mar 2009

Class M-5 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	24.10	10.62	5.65	4.01	3.37
Principal Window (mths.)	238-334	63-211	37-116	38- 75	37- 54
Last Principal Payment Date	Jan 2032	Oct 2021	Nov 2013	Jun 2010	Sep 2008

Class M-6 (% of PRICING SPEED)

ARMS	0%	50%	100%	150%	200%
Fixed	0%	50%	100%	150%	200%
WAL (yrs.)	23.82	10.05	5.30	3.75	3.17
Principal Window (mths.)	238-324	63-185	37-100	37- 65	36- 46
Last Principal Payment Date	Mar 2031	Aug 2019	Jul 2012	Aug 2009	Jan 2008

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

RAMC 2004-1 BREAK-EVEN ANALYSIS

BREAKEVEN (1ST DOLLAR LOSS)
Forwards
Class	Breakeven CDR (%)	Cumulative Mortgage Loss (%)	Yield (%)	WAL (yrs.)
M-1	18.64	17.86	4.65	7.87
M-2	11.69	12.95	5.78	9.63
M-3	9.71	11.25	6.35	12.81
M-4	8.19	9.84	6.64	13.75
M-5	7.01	8.67	6.84	14.62
M-6	5.79	7.39	7.56	15.55

Assumptions

1. Stepdown fail

2. 40% loss severity

3. 12 month lag

4. 1st dollar loss

5. Run at Pricing Speed

7. P&I Advance

8. Forward curves as of 03/08/2004

9. Deal settles 03/30/2004

10. Bonds are sold at par

11. Proceeds from the Interest Rate Cap Agreement included

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

DESCRIPTION OF THE COLLATERAL

TOTAL COLLATERAL

Collateral Summary (All numbers are approximate and subject to change)
Statistics are listed as of the Cut-off Date.

	Wtd. Avg. (if applicable)	Range (if applicable)
Number of Mortgage Loans:	1,948
Aggregate Current Principal Balance:	$279,922,393
Current Principal Balance:	$143,697	$22,418– $750,000
Original Principal Balance:	$143,746	$24,500 – $750,000
1st Lien:	98.47%
Gross Coupon:	8.01%	5.29% - 12.29%
Remaining Term (months – Stated):	327	70 – 360
Adjustable Rate Loan Margin: (ARM Only)	7.84%	4.89% – 10.99%
Lifetime Maximum Interest Rate: (ARM Only)	15.28%	12.29% - 18.64%
Lifetime Minimum Interest Rate: (ARM Only)	8.20%	5.29% – 11.64%
Next Interest Rate Change Date: (ARM Only)	September 2006	December 2005 – March 2007
Seasoning (months):	1	0 – 7
Combined LTV:	77.19%	12.44% - 100.00%
Borrower FICO:*	620	468 – 811

* Excludes Zero Values

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

TOTAL COLLATERAL

Original Principal Balances of Mortgage Loans

Range ($)	Number of Loans	Aggregate Original Principal Balance	% of Aggregate Original Principal Balance
0.01 - 25,000.00	10	$249,500.00	0.09%
25,000.01 - 50,000.00	194	7,977,157.67	2.85
50,000.01 - 75,000.00	346	21,906,490.00	7.82
75,000.01 - 100,000.00	269	23,597,301.99	8.43
100,000.01 - 125,000.00	227	25,603,675.20	9.14
125,000.01 - 150,000.00	241	33,090,493.65	11.82
150,000.01 - 175,000.00	125	20,391,331.00	7.28
175,000.01 - 200,000.00	105	19,686,652.00	7.03
200,000.01 - 225,000.00	80	17,006,637.50	6.07
225,000.01 - 250,000.00	75	17,782,847.00	6.35
250,000.01 - 275,000.00	74	19,296,365.00	6.89
275,000.01 - 300,000.00	53	15,327,558.00	5.47
300,000.01 - 333,700.00	49	15,508,035.40	5.54
333,700.01 - 350,000.00	16	5,487,950.00	1.96
350,000.01 - 500,000.00	66	26,279,195.00	9.38
500,000.01 -1,000,000.00	18	10,826,050.00	3.87
Total:	1,948	$280,017,239.41	100.00%

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Principal Balances of Mortgage Loans as of Cutoff Date

Range ($)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0.01 - 25,000.00	10	$246,792.86	0.09%
25,000.01 - 50,000.00	194	7,971,748.15	2.85
50,000.01 - 75,000.00	346	21,897,776.11	7.82
75,000.01 - 100,000.00	269	23,587,003.37	8.43
100,000.01 - 125,000.00	230	25,967,945.28	9.28
125,000.01 - 150,000.00	238	32,704,442.75	11.68
150,000.01 - 175,000.00	125	20,385,429.92	7.28
175,000.01 - 200,000.00	105	19,680,719.88	7.03
200,000.01 - 225,000.00	80	17,002,063.44	6.07
225,000.01 - 250,000.00	76	18,026,712.65	6.44
250,000.01 - 275,000.00	73	19,040,883.15	6.80
275,000.01 - 300,000.00	53	15,324,222.34	5.47
300,000.01 - 333,700.00	49	15,503,859.90	5.54
333,700.01 - 350,000.00	16	5,486,763.38	1.96
350,000.01 - 500,000.00	66	26,272,077.67	9.39
500,000.01 -1,000,000.00	18	10,823,952.15	3.87
Total:	1,948	$279,922,393.00	100.00%

Current Mortgage Rates of Mortgage Loans

Mortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
5.000 - 5.499	25	$5,213,815.13	1.86%
5.500 - 5.999	72	17,618,052.10	6.29
6.000 - 6.499	62	15,559,882.68	5.56
6.500 - 6.999	181	33,759,194.50	12.06
7.000 - 7.499	169	28,983,085.19	10.35
7.500 - 7.999	308	46,483,311.25	16.61
8.000 - 8.499	242	30,580,862.57	10.92
8.500 - 8.999	321	40,927,987.96	14.62
9.000 - 9.499	206	23,595,252.24	8.43
9.500 - 9.999	192	21,218,870.58	7.58
10.000 - 10.499	80	7,946,428.43	2.84
10.500 - 10.999	56	5,363,852.97	1.92
11.000 - 11.499	18	1,592,116.52	0.57
11.500 - 11.999	10	848,117.60	0.30
12.000 - 12.499	6	231,563.28	0.08
Total:	1,948	$279,922,393.00	100.00%

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Original Term to Maturity of Mortgage Loans

Original Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
001 - 180	376	$35,080,685.99	12.53%
181 - 240	89	10,177,449.12	3.64
241 - 360	1,483	234,664,257.89	83.83
Total:	1,948	$279,922,393.00	100.00%

Stated Remaining Term to Maturity of Mortgage Loans

Remaining Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
061 - 120	60	$3,832,583.35	1.37%
121 - 180	316	31,248,102.64	11.16
181 - 240	89	10,177,449.12	3.64
241 - 300	85	10,207,144.07	3.65
301 - 360	1,398	224,457,113.82	80.19
Total:	1,948	$279,922,393.00	100.00%

Seasoning of Mortgage Loans

Seasoning(mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
000 - 006	1,947	$279,844,842.70	99.97%
007 - 012	1	77,550.30	0.03
Total:	1,948	$279,922,393.00	100.00%

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Combined Loan-to-Value Ratios of Mortgage Loans

Combined LTVs	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0.01 - 25.00	12	$873,167.24	0.31%
25.01 - 30.00	10	745,835.20	0.27
30.01 - 35.00	17	1,809,966.75	0.65
35.01 - 40.00	20	1,649,991.85	0.59
40.01 - 45.00	25	2,451,956.69	0.88
45.01 - 50.00	58	6,949,978.25	2.48
50.01 - 55.00	59	8,253,402.81	2.95
55.01 - 60.00	88	12,664,980.28	4.52
60.01 - 65.00	126	15,969,963.44	5.71
65.01 - 70.00	180	26,422,720.44	9.44
70.01 - 75.00	254	38,331,536.59	13.69
75.01 - 80.00	410	60,329,717.84	21.55
80.01 - 85.00	244	34,669,000.87	12.39
85.01 - 90.00	254	34,701,080.15	12.40
90.01 - 95.00	84	16,062,197.23	5.74
95.01 - 100.00	107	18,036,897.37	6.44
Total:	1,948	$279,922,393.00	100.00%

Owner Occupancy of Mortgage Loans

Owner Occupancy	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Primary	1,775	$255,205,026.22	91.17%
Non-Owner	173	24,717,366.78	8.83
Total:	1,948	$279,922,393.00	100.00%

Property Type of Mortgage Loans

Property Types	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Single Family	1,458	$191,817,544.46	68.53%
Two-Four Family	286	61,747,980.64	22.06
Condominium	68	8,698,329.25	3.11
Multi-Use	35	6,518,444.24	2.33
Five-Eight Family	34	6,071,718.35	2.17
Manufactured Housing	67	5,068,376.06	1.81
Total:	1,948	$279,922,393.00	100.00%

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Loan Purpose of Mortgage Loans

Loan Purpose	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Cash Out Refinance	875	$130,558,391.99	46.64%
Debt Consolidation	621	84,241,545.23	30.09
Rate/Term Refinance	284	37,974,520.63	13.57
Purchase	168	27,147,935.15	9.70
Total:	1,948	$279,922,393.00	100.00%

Document Type of Mortgage Loans

Document Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Full	1,455	$195,887,775.79	69.98%
Limited	130	20,559,881.89	7.34
No Income Verification	269	51,010,730.40	18.22
Stated Income	94	12,464,004.92	4.45
Total:	1,948	$279,922,393.00	100.00%

Product Type of Mortgage Loans

Product Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Fixed Rate	1,553	$224,417,638.15	80.17%
3/27 Arms	244	34,858,408.57	12.45
2/28 Arms	151	20,646,346.28	7.38
Total:	1,948	$279,922,393.00	100.00%

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Geographical Distribution of Mortgages Loans

State	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
California	27	$4,017,277.88	1.44%
Connecticut	71	10,132,695.53	3.62
Delaware	19	2,833,550.08	1.01
Florida	114	13,840,170.66	4.94
Georgia	41	4,103,295.35	1.47
Illinois	145	19,064,188.31	6.81
Kentucky	47	3,628,467.58	1.30
Maryland	63	8,969,216.19	3.20
Massachusetts	69	12,526,035.30	4.47
Michigan	55	4,900,148.29	1.75
Minnesota	29	4,296,970.36	1.54
Missouri	59	4,041,041.24	1.44
New Jersey	46	7,822,311.44	2.79
New York	432	99,123,002.28	35.41
North Carolina	124	13,446,363.87	4.80
Ohio	87	9,338,340.95	3.34
Pennsylvania	175	15,879,754.85	5.67
Rhode Island	30	3,930,181.00	1.40
South Carolina	31	3,555,943.56	1.27
Tennessee	47	4,607,609.05	1.65
Virginia	124	15,696,408.25	5.61
Other	113	14,169,420.98	5.06
Total:	1,948	$279,922,393.00	100.00%

Original Prepayment Term for Mortgage Loans

Original Prepayment Penalty Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
No Penalty	495	$57,171,396.36	20.42%
12	388	89,930,261.45	32.13
24	109	15,452,897.81	5.52
30	4	622,515.52	0.22
36	952	116,745,321.86	41.71
Total:	1,948	$279,922,393.00	100.00%

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Fico Scores of Mortgage Loans

Fico Scores	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Not Available	1	$50,969.98	0.02%
< 500	36	4,398,253.14	1.57
500 - 525	112	13,989,067.96	5.00
526 - 550	172	20,988,776.08	7.50
551 - 575	275	34,793,614.59	12.43
576 - 600	238	32,713,603.77	11.69
601 - 625	286	41,248,905.23	14.74
626 - 650	267	40,835,370.92	14.59
651 - 675	239	40,692,852.31	14.54
676 - 700	129	20,958,442.16	7.49
701 - 725	85	12,219,888.64	4.37
726 - 750	61	10,725,657.85	3.83
751 - 775	32	4,331,418.54	1.55
776 - 800	12	1,456,671.83	0.52
801 - 825	3	518,900.00	0.19
Total:	1,948	$279,922,393.00	100.00%

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

DESCRIPTION OF THE COLLATERAL

FIXED RATE COLLATERAL

Collateral Summary (All numbers are approximate and subject to change)

Statistics are listed as of the Cut-off Date.

	Wtd. Avg. (if applicable)	Range (if applicable)

Number of Mortgage Loans:	1,553
Aggregate Current Principal Balance:	$224,417,638
Current Principal Balance:	$144,506	$22,418– $724,339
Original Principal Balance:	$144,558	$24,500 – $725,000
1st Lien:	98.09%
Gross Coupon:	7.94%	5.49% - 12.29%
Remaining Term (months – Stated):	319	70 – 360
Seasoning (months):	1	0 – 7
Combined LTV:	77.02%	12.44% - 100.00%
Borrower FICO:*	627	474 – 811

* Excludes Zero Values

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

FIXED RATE COLLATERAL

Original Principal Balances of Mortgage Loans

Range ($)	Number of Loans	Aggregate Original Principal Balance	% of Aggregate Original Principal Balance
0.01 - 25,000.00	10	$249,500.00	0.11%
25,000.01 - 50,000.00	170	6,917,307.67	3.08
50,000.01 - 75,000.00	285	18,019,090.00	8.03
75,000.01 - 100,000.00	211	18,490,588.99	8.24
100,000.01 - 125,000.00	166	18,791,877.00	8.37
125,000.01 - 150,000.00	182	25,012,149.65	11.14
150,000.01 - 175,000.00	95	15,522,086.00	6.91
175,000.01 - 200,000.00	72	13,494,732.00	6.01
200,000.01 - 225,000.00	62	13,207,362.50	5.88
225,000.01 - 250,000.00	62	14,688,697.00	6.54
250,000.01 - 275,000.00	63	16,411,915.00	7.31
275,000.01 - 300,000.00	43	12,435,258.00	5.54
300,000.01 - 333,700.00	45	14,245,015.00	6.35
333,700.01 - 350,000.00	14	4,809,200.00	2.14
350,000.01 - 500,000.00	57	22,751,255.00	10.13
500,000.01 -1,000,000.00	16	9,452,050.00	4.21
Total:	1,553	$224,498,083.81	100.00%

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Principal Balances of Mortgage Loans as of Cutoff Date

Range ($)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0.01 - 25,000.00	10	$246,792.86	0.11%
25,000.01 - 50,000.00	170	6,912,000.00	3.08
50,000.01 - 75,000.00	285	18,010,984.66	8.03
75,000.01 - 100,000.00	211	18,482,150.14	8.24
100,000.01 - 125,000.00	168	19,032,571.69	8.48
125,000.01 - 150,000.00	180	24,753,321.73	11.03
150,000.01 - 175,000.00	95	15,517,300.66	6.91
175,000.01 - 200,000.00	72	13,490,562.17	6.01
200,000.01 - 225,000.00	62	13,203,927.45	5.88
225,000.01 - 250,000.00	63	14,933,553.11	6.65
250,000.01 - 275,000.00	62	16,157,504.67	7.20
275,000.01 - 300,000.00	43	12,432,238.88	5.54
300,000.01 - 333,700.00	45	14,241,257.47	6.35
333,700.01 - 350,000.00	14	4,808,304.53	2.14
350,000.01 - 500,000.00	57	22,745,215.98	10.14
500,000.01 -1,000,000.00	16	9,449,952.15	4.21
Total:	1,553	$224,417,638.15	100.00%

Current Mortgage Rates of Mortgage Loans

Mortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
5.000 - 5.499	24	$5,086,315.13	2.27%
5.500 - 5.999	70	17,081,552.10	7.61
6.000 - 6.499	52	13,256,293.59	5.91
6.500 - 6.999	161	30,425,124.66	13.56
7.000 - 7.499	136	23,285,712.54	10.38
7.500 - 7.999	225	33,110,498.54	14.75
8.000 - 8.499	182	22,997,206.96	10.25
8.500 - 8.999	242	30,287,111.80	13.50
9.000 - 9.499	169	18,731,539.04	8.35
9.500 - 9.999	158	17,547,151.20	7.82
10.000 - 10.499	63	6,202,194.95	2.76
10.500 - 10.999	44	4,337,802.97	1.93
11.000 - 11.499	14	1,272,338.17	0.57
11.500 - 11.999	7	565,233.22	0.25
12.000 - 12.499	6	231,563.28	0.10
Total:	1,553	$224,417,638.15	100.00%

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Original Term to Maturity of Mortgage Loans

Original Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
001 - 180	375	$34,925,685.99	15.56%
181 - 240	89	10,177,449.12	4.54
241 - 360	1,089	179,314,503.04	79.90
Total:	1,553	$224,417,638.15	100.00%

Stated Remaining Term to Maturity of Mortgage Loans

Remaining Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
061 - 120	60	$3,832,583.35	1.71%
121 - 180	315	31,093,102.64	13.86
181 - 240	89	10,177,449.12	4.54
241 - 300	82	9,941,249.83	4.43
301 - 360	1,007	169,373,253.21	75.47
Total:	1,553	$224,417,638.15	100.00%

Seasoning of Mortgage Loans

Seasoning(mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
000 - 006	1,552	$224,340,087.85	99.97%
007 - 012	1	77,550.30	0.03
Total:	1,553	$224,417,638.15	100.00%

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Combined Loan-to-Value Ratios of Mortgage Loans

Combined LTVs	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
0.01 - 25.00	12	$873,167.24	0.39%
25.01 - 30.00	7	508,979.94	0.23
30.01 - 35.00	13	1,420,050.30	0.63
35.01 - 40.00	17	1,412,525.64	0.63
40.01 - 45.00	23	2,265,532.40	1.01
45.01 - 50.00	47	5,674,909.84	2.53
50.01 - 55.00	49	7,081,973.44	3.16
55.01 - 60.00	74	11,140,772.28	4.96
60.01 - 65.00	94	12,565,171.29	5.60
65.01 - 70.00	144	21,850,396.70	9.74
70.01 - 75.00	187	28,142,249.40	12.54
75.01 - 80.00	315	47,478,991.20	21.16
80.01 - 85.00	197	26,739,730.90	11.92
85.01 - 90.00	219	29,708,433.46	13.24
90.01 - 95.00	70	13,363,240.16	5.95
95.01 - 100.00	85	14,191,513.96	6.32
Total:	1,553	$224,417,638.15	100.00%

Owner Occupancy of Mortgage Loans

Owner Occupancy	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Primary	1,425	$205,758,952.98	91.69%
Non-Owner	128	18,658,685.17	8.31
Total:	1,553	$224,417,638.15	100.00%

Property Type of Mortgage Loans

Property Types	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Single Family	1,150	$149,791,002.18	66.75%
Two-Four Family	225	51,375,937.20	22.89
Multi-Use	35	6,518,444.24	2.90
Condominium	42	5,592,160.12	2.49
Manufactured Housing	67	5,068,376.06	2.26
Five-Eight Family	34	6,071,718.35	2.71
Total:	1,553	$224,417,638.15	100.00%

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Loan Purpose of Mortgage Loans

Loan Purpose	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Cash Out Refinance	683	$105,988,073.22	47.23%
Debt Consolidation	531	70,652,532.14	31.48
Rate/Term Refinance	242	32,186,128.93	14.34
Purchase	97	15,590,903.86	6.95
Total:	1,553	$224,417,638.15	100.00%

Document Type of Mortgage Loans

Document Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Full	1,188	$159,795,691.15	71.20%
Limited	95	15,365,565.75	6.85
No Income Verification	204	40,282,248.10	17.95
Stated Income	66	8,974,133.15	4.00
Total:	1,553	$224,417,638.15	100.00%

Product Type of Mortgage Loans

Product Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Fixed	1,553	$224,417,638.15	100.00%
Total:	1,553	$224,417,638.15	100.00%

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Geographical Distribution of Mortgages Loans

State	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
California	21	$2,930,329.73	1.31%
Connecticut	55	8,073,013.66	3.60
Delaware	19	2,833,550.08	1.26
Florida	73	7,782,928.19	3.47
Illinois	104	12,979,826.72	5.78
Kentucky	46	3,483,967.58	1.55
Maryland	44	6,037,001.79	2.69
Massachusetts	45	8,218,912.97	3.66
Missouri	53	3,591,022.50	1.60
New Jersey	27	4,228,774.77	1.88
New York	415	95,954,600.00	42.76
North Carolina	116	12,858,730.54	5.73
Ohio	51	4,762,879.99	2.12
Pennsylvania	147	13,042,688.06	5.81
South Carolina	28	3,375,739.37	1.50
Tennessee	41	3,537,522.85	1.58
Virginia	101	12,037,895.14	5.36
Other	167	18,688,254.21	8.33
Total:	1,553	$224,417,638.15	100.00%

Original Prepayment Penalty Term for Mortgage Loans

Original Prepayment Penalty Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
No Penalty	370	$39,068,300.22	17.41%
12	376	88,294,126.02	39.34
24	9	1,432,150.31	0.64
30	4	622,515.52	0.28
36	794	95,000,546.08	42.33
Total:	1,553	$224,417,638.15	100.00%

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Fico Scores of Mortgage Loans

Fico Scores	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Not Available	1	$50,969.98	0.02%
< 500	15	1,984,247.22	0.88
500 - 525	67	8,045,700.53	3.59
526 - 550	117	14,106,634.75	6.29
551 - 575	204	25,016,637.98	11.15
576 - 600	188	26,054,886.40	11.61
601 - 625	232	31,908,591.06	14.22
626 - 650	229	35,378,351.29	15.76
651 - 675	217	37,661,744.67	16.78
676 - 700	113	18,443,283.39	8.22
701 - 725	71	10,322,248.27	4.60
726 - 750	56	9,889,157.85	4.41
751 - 775	30	3,855,430.53	1.72
776 - 800	11	1,316,754.23	0.59
801 - 825	2	383,000.00	0.17
Total:	1,553	$224,417,638.15	100.00%

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

DESCRIPTION OF THE COLLATERAL

ADJUSTABLE RATE COLLATERAL

Collateral Summary (All numbers are approximate and subject to change)

Statistics are listed as of the Cut-off Date.

	Wtd. Avg. (if applicable)	Range (if applicable)

Number of Mortgage Loans:	395
Aggregate Current Principal Balance:	$55,504,755
Current Principal Balance:	$140,518	$33,900 – $750,000
Original Principal Balance:	$140,555	$33,900 – $750,000
1st Lien:	100.00%
Gross Coupon:	8.27%	5.29% - 11.64%
Remaining Term (months – Stated):	358	180 – 360
Adjustable Rate Loan Margin:	7.84%	4.89% – 10.99%
Lifetime Maximum Interest Rate:	15.28%	12.29% - 18.64%
Lifetime Minimum Interest Rate:	8.20%	5.29% – 11.64%
Next Interest Rate Change Date:	September 2006	December 2005 – March 2007
Seasoning (months):	1	0 – 3
Combined LTV:	77.90%	25.56% - 100.00%
Borrower FICO:*	591	468 – 808

* Excludes Zero Values

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

ADJUSTABLE RATE COLLATERAL

Original Principal Balances of Mortgage Loans

Range ($)	Number of Loans	Aggregate Original Principal Balance	% of Aggregate Original Principal Balance
25,000.01 - 50,000.00	24	$1,059,850.00	1.91%
50,000.01 - 75,000.00	61	3,887,400.00	7.00
75,000.01 - 100,000.00	58	5,106,713.00	9.20
100,000.01 - 125,000.00	61	6,811,798.20	12.27
125,000.01 - 150,000.00	59	8,078,344.00	14.55
150,000.01 - 175,000.00	30	4,869,245.00	8.77
175,000.01 - 200,000.00	33	6,191,920.00	11.15
200,000.01 - 225,000.00	18	3,799,275.00	6.84
225,000.01 - 250,000.00	13	3,094,150.00	5.57
250,000.01 - 275,000.00	11	2,884,450.00	5.20
275,000.01 - 300,000.00	10	2,892,300.00	5.21
300,000.01 - 333,700.00	4	1,263,020.40	2.27
333,700.01 - 350,000.00	2	678,750.00	1.22
350,000.01 - 500,000.00	9	3,527,940.00	6.35
500,000.01 -1,000,000.00	2	1,374,000.00	2.47
Total:	395	$55,519,155.60	100.00%

Principal Balances of Mortgage Loans as of Cutoff Date

Range ($)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
25,000.01 - 50,000.00	24	$1,059,748.15	1.91%
50,000.01 - 75,000.00	61	3,886,791.45	7.00
75,000.01 - 100,000.00	58	5,104,853.23	9.20
100,000.01 - 125,000.00	62	6,935,373.59	12.50
125,000.01 - 150,000.00	58	7,951,121.02	14.33
150,000.01 - 175,000.00	30	4,868,129.26	8.77
175,000.01 - 200,000.00	33	6,190,157.71	11.15
200,000.01 - 225,000.00	18	3,798,135.99	6.84
225,000.01 - 250,000.00	13	3,093,159.54	5.57
250,000.01 - 275,000.00	11	2,883,378.48	5.19
275,000.01 - 300,000.00	10	2,891,983.46	5.21
300,000.01 - 333,700.00	4	1,262,602.43	2.27
333,700.01 - 350,000.00	2	678,458.85	1.22
350,000.01 - 500,000.00	9	3,526,861.69	6.35
500,000.01 -1,000,000.00	2	1,374,000.00	2.48
Total:	395	$55,504,754.85	100.00%

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Current Mortgage Rates of Mortgage Loans

Mortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
5.000 - 5.499	1	$127,500.00	0.23%
5.500 - 5.999	2	536,500.00	0.97
6.000 - 6.499	10	2,303,589.09	4.15
6.500 - 6.999	20	3,334,069.84	6.01
7.000 - 7.499	33	5,697,372.65	10.26
7.500 - 7.999	83	13,372,812.71	24.09
8.000 - 8.499	60	7,583,655.61	13.66
8.500 - 8.999	79	10,640,876.16	19.17
9.000 - 9.499	37	4,863,713.20	8.76
9.500 - 9.999	34	3,671,719.38	6.62
10.000 - 10.499	17	1,744,233.48	3.14
10.500 - 10.999	12	1,026,050.00	1.85
11.000 - 11.499	4	319,778.35	0.58
11.500 - 11.999	3	282,884.38	0.51
Total:	395	$55,504,754.85	100.00%

Original Term to Maturity of Mortgage Loans

Original Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
001 - 180	1	$155,000.00	0.28%
241 - 360	394	55,349,754.85	99.72
Total:	395	$55,504,754.85	100.00%

Stated Remaining Term to Maturity of Mortgage Loans

Remaining Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
121 - 180	1	$155,000.00	0.28%
241 - 300	3	265,894.24	0.48
301 - 360	391	55,083,860.61	99.24
Total:	395	$55,504,754.85	100.00%

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Seasoning of Mortgage Loans

Seasoning(mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
000 - 006	395	$55,504,754.85	100.00%
Total:	395	$55,504,754.85	100.00%

Combined Loan-to-Value Ratios of Mortgage Loans

Combined LTVs	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
25.01 - 30.00	3	$236,855.26	0.43%
30.01 - 35.00	4	389,916.45	0.70
35.01 - 40.00	3	237,466.21	0.43
40.01 - 45.00	2	186,424.29	0.34
45.01 - 50.00	11	1,275,068.41	2.30
50.01 - 55.00	10	1,171,429.37	2.11
55.01 - 60.00	14	1,524,208.00	2.75
60.01 - 65.00	32	3,404,792.15	6.13
65.01 - 70.00	36	4,572,323.74	8.24
70.01 - 75.00	67	10,189,287.19	18.36
75.01 - 80.00	95	12,850,726.64	23.15
80.01 - 85.00	47	7,929,269.97	14.29
85.01 - 90.00	35	4,992,646.69	8.99
90.01 - 95.00	14	2,698,957.07	4.86
95.01 - 100.00	22	3,845,383.41	6.93
Total:	395	$55,504,754.85	100.00%

Owner Occupancy of Mortgage Loans

Owner Occupancy	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Primary	350	$49,446,073.24	89.08%
Non-Owner	45	6,058,681.61	10.92
Total:	395	$55,504,754.85	100.00%

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Property Type of Mortgage Loans

Property Types	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Single Family	308	$42,026,542.28	75.72%
Two-Four Family	61	10,372,043.44	18.69
Condominium	26	3,106,169.13	5.60
Total:	395	$55,504,754.85	100.00%

Loan Purpose of Mortgage Loans

Loan Purpose	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Cash Out Refinance	192	$24,570,318.77	44.27%
Debt Consolidation	90	13,589,013.09	24.48
Purchase	71	11,557,031.29	20.82
Rate/Term Refinance	42	5,788,391.70	10.43
Total:	395	$55,504,754.85	100.00%

Document Type of Mortgage Loans

Document Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
Full	267	$36,092,084.64	65.03%
No Income Verification	65	10,728,482.30	19.33
Limited	35	5,194,316.14	9.36
Stated Income	28	3,489,871.77	6.29
Total:	395	$55,504,754.85	100.00%

Product Type of Mortgage Loans

Product Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
2/28 Arms	151	$20,646,346.28	37.20%
3/27 Arms	244	34,858,408.57	62.80
Total:	395	$55,504,754.85	100.00%

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Geographical Distribution of Mortgages Loans

State	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
California	6	$1,086,948.15	1.96%
Connecticut	16	2,059,681.87	3.71
Florida	41	6,057,242.47	10.91
Georgia	19	2,199,482.29	3.96
Illinois	41	6,084,361.59	10.96
Maine	3	560,750.00	1.01
Maryland	19	2,932,214.40	5.28
Massachusetts	24	4,307,122.33	7.76
Michigan	27	2,707,702.47	4.88
Minnesota	18	2,333,819.21	4.20
New Hampshire	8	1,349,384.26	2.43
New Jersey	19	3,593,536.67	6.47
New York	17	3,168,402.28	5.71
North Carolina	8	587,633.33	1.06
Ohio	36	4,575,460.96	8.24
Pennsylvania	28	2,837,066.79	5.11
Rhode Island	14	1,900,864.34	3.42
Tennessee	6	1,070,086.20	1.93
Virginia	23	3,658,513.11	6.59
Other	22	2,434,482.13	4.39
Total:	395	$55,504,754.85	100.00%

Original Prepayment Penalty Term for Mortgage Loans

Original Prepayment Penalty Term	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
No Penalty	125	$18,103,096.14	32.62%
12	12	1,636,135.43	2.95
24	100	14,020,747.50	25.26
36	158	21,744,775.78	39.18
Total:	395	$55,504,754.85	100.00%

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Fico Scores of Mortgage Loans

Fico Scores	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
< 500	21	$2,414,005.92	4.35%
500 - 525	45	5,943,367.43	10.71
526 - 550	55	6,882,141.33	12.40
551 - 575	71	9,776,976.61	17.61
576 - 600	50	6,658,717.37	12.00
601 - 625	54	9,340,314.17	16.83
626 - 650	38	5,457,019.63	9.83
651 - 675	22	3,031,107.64	5.46
676 - 700	16	2,515,158.77	4.53
701 - 725	14	1,897,640.37	3.42
726 - 750	5	836,500.00	1.51
751 - 775	2	475,988.01	0.86
776 - 800	1	139,917.60	0.25
801 - 825	1	135,900.00	0.24
Total:	395	$55,504,754.85	100.00%

Margins of Mortgage Loans

Margins (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
4.500 - 4.999	1	$127,500.00	0.23%
5.000 - 5.499	2	536,500.00	0.97
5.500 - 5.999	8	1,918,821.62	3.46
6.000 - 6.499	14	2,464,043.31	4.44
6.500 - 6.999	35	6,178,284.05	11.13
7.000 - 7.499	70	10,674,250.85	19.23
7.500 - 7.999	67	9,252,611.30	16.67
8.000 - 8.499	78	10,867,176.30	19.58
8.500 - 8.999	49	6,175,821.85	11.13
9.000 - 9.499	34	3,865,866.34	6.96
9.500 - 9.999	16	1,657,025.18	2.99
10.000 - 10.500	14	1,184,191.32	2.13
10.500 - 10.999	7	602,662.73	1.09
Total:	395	$55,504,754.85	100.00%

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Next Rate Change Dates of Mortgage Loans

Next Rate Change Dates	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
December 2005	2	$399,440.93	0.72%
January 2006	55	7,696,149.14	13.87
February 2006	59	6,997,571.21	12.61
March 2006	35	5,553,185.00	10.00
December 2006	3	614,021.51	1.11
January 2007	90	12,337,239.45	22.23
February 2007	98	14,238,047.61	25.65
March 2007	53	7,669,100.00	13.82
Total:	395	$55,504,754.85	100.00%

Maximum Mortgage Rates of Mortgage Loans

Maximum Mortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
12.000 - 12.499	1	$127,500.00	0.23%
12.500 - 12.999	2	536,500.00	0.97
13.000 - 13.499	10	2,303,589.09	4.15
13.500 - 13.999	20	3,334,069.84	6.01
14.000 - 14.499	34	5,769,622.65	10.39
14.500 - 14.999	82	13,236,812.71	23.85
15.000 - 15.499	59	7,511,405.61	13.53
15.500 - 15.999	79	10,640,876.16	19.17
16.000 - 16.499	38	4,999,713.20	9.01
16.500 - 16.999	34	3,671,719.38	6.62
17.000 - 17.499	17	1,744,233.48	3.14
17.500 - 17.999	12	1,026,050.00	1.85
18.000 - 18.499	4	319,778.35	0.58
18.500 - 18.999	3	282,884.38	0.51
Total:	395	$55,504,754.85	100.00%

 The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation. Neither Delta Funding Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”).  All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus and Prospectus Supplement may be obtained by contacting CGM’s Mortgage Trading Desk at (212) 723-6217.

Renaissance Home Equity Loan Asset-Backed  Certificates, Series 2004-1

$[542,300,000] (Approximate)

Minimum Mortgage Rates of Mortgage Loans

MinimumMortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date
5.000 - 5.499	1	$127,500.00	0.23%
5.500 - 5.999	5	1,686,730.98	3.04
6.000 - 6.499	11	1,791,229.85	3.23
6.500 - 6.999	23	3,584,992.57	6.46
7.000 - 7.499	40	7,136,363.23	12.86
7.500 - 7.999	79	12,327,077.01	22.21
8.000 - 8.499	60	7,680,638.19	13.84
8.500 - 8.999	73	9,821,844.23	17.70
9.000 - 9.499	34	4,344,295.00	7.83
9.500 - 9.999	35	3,766,637.58	6.79
10.000 - 10.499	16	1,654,233.48	2.98
10.500 - 10.999	12	1,036,800.00	1.87
11.000 - 11.499	3	263,528.35	0.47
11.500 - 11.999	3	282,884.38	0.51
Total:	395	$55,504,754.85	100.00%

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